UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP

Contents
3	Performance Summary
5	Portfolio Summary
5	Portfolio Management Team
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
16	Other Information
17	Information About Your Fund's Expenses
18	Liquidity Risk Management
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.83% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Advisor believes that the MSCI World Index, Bloomberg U.S. Aggregate Bond Index, and the blend of each of these indexes, reflect the different components of the Fund’s typical asset allocations.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 3

Comparative Results
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,244	$10,189	$12,187	$12,253	$13,307
	Average annual total return	2.44%	1.89%	6.81%	4.15%	2.90%
MSCI World Index	Growth of $10,000	$11,509	$11,851	$14,116	$15,436	$24,792
	Average annual total return	15.09%	18.51%	12.18%	9.07%	9.50%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$10,209	$9,906	$8,857	$10,389	$11,624
	Average annual total return	2.09%	–0.94%	–3.96%	0.77%	1.52%
Blended Index	Growth of $10,000	$11,115	$11,262	$12,374	$13,939	$20,200
	Average annual total return	11.15%	12.62%	7.36%	6.87%	7.28%
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,218	$10,148	$12,044	$12,038	$12,891
	Average annual total return	2.18%	1.48%	6.40%	3.78%	2.57%
MSCI World Index	Growth of $10,000	$11,509	$11,851	$14,116	$15,436	$24,792
	Average annual total return	15.09%	18.51%	12.18%	9.07%	9.50%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$10,209	$9,906	$8,857	$10,389	$11,624
	Average annual total return	2.09%	–0.94%	–3.96%	0.77%	1.52%
Blended Index	Growth of $10,000	$11,115	$11,262	$12,374	$13,939	$20,200
	Average annual total return	11.15%	12.62%	7.36%	6.87%	7.28%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

4 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary(Unaudited)
Asset Allocation* (As a % of Investment Portfolio)	6/30/23	12/31/22
Real Asset	38%	38%
DWS Enhanced Commodity Strategy Fund	14%	13%
DWS RREEF Global Infrastructure Fund	13%	14%
DWS RREEF Real Estate Securities Fund	8%	8%
iShares Global Infrastructure ETF	2%	2%
SPDR S&P Global Natural Resources ETF	1%	1%
Alternative Fixed Income	22%	20%
DWS Floating Rate Fund	10%	9%
iShares JP Morgan USD Emerging Markets Bond ETF	5%	4%
DWS Emerging Markets Fixed Income Fund	4%	4%
SPDR Blackstone Senior Loan ETF	3%	3%
Alternative Equity	13%	11%
SPDR Bloomberg Convertible Securities ETF	10%	8%
iShares Preferred & Income Securities ETF	3%	3%
Absolute Return	17%	20%
DWS ESG Liquidity Fund	9%	13%
DWS Global Macro Fund	8%	7%
Cash Equivalents	10%	11%
DWS Central Cash Management Government Fund	10%	11%
	100%	100%

*
During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars.
Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure.
Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Daniel Park, Portfolio Manager Multi Asset & Solutions.
Yu Shi, CFA, Portfolio Manager Multi Asset & Solutions.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 5

Investment Portfolioas of June 30, 2023 (Unaudited)

	Shares	Value ($)
Mutual Funds 56.7%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	2,351,337	15,683,420
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	10,460,873	59,522,365
DWS Floating Rate Fund "Institutional" (a)	5,462,663	41,406,982
DWS Global Macro Fund "Institutional" (a)	3,429,940	33,270,413
DWS RREEF Global Infrastructure Fund "Institutional" (a)	3,923,609	57,912,463
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,699,654	33,517,170
Total Mutual Funds (Cost $266,429,488)		241,312,813
Exchange-Traded Funds 23.9%
iShares Global Infrastructure ETF	141,313	6,634,646
iShares JP Morgan USD Emerging Markets Bond ETF	238,293	20,621,876
iShares Preferred & Income Securities ETF	459,281	14,205,561
	Shares	Value ($)
SPDR Blackstone Senior Loan ETF	280,331	11,737,459
SPDR Bloomberg Convertible Securities ETF	635,878	44,479,666
SPDR S&P Global Natural Resources ETF	73,958	3,987,076
Total Exchange-Traded Funds (Cost $97,007,958)		101,666,284
Cash Equivalents 19.5%
DWS Central Cash Management Government Fund, 5.13% (a) (b)	44,175,111	44,175,111
DWS ESG Liquidity Fund "Institutional", 5.23% (a) (b)	38,635,941	38,624,350
Total Cash Equivalents (Cost $82,801,449)		82,799,461

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $446,238,895)	100.1	425,778,558
Other Assets and Liabilities, Net	(0.1)	(546,528)
Net Assets	100.0	425,232,030
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Mutual Funds 56.7%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
15,307,718	503,716	—	—	(128,014)	503,716	—	2,351,337	15,683,420
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
54,938,029	8,339,843	—	—	(3,755,507)	533,042	—	10,460,873	59,522,365
DWS Floating Rate Fund "Institutional" (a)
39,196,806	1,622,697	—	—	587,479	1,622,696	—	5,462,663	41,406,982
DWS Global Macro "Institutional" (a)
31,508,793	646,630	—	—	1,114,990	646,630	—	3,429,940	33,270,413
DWS RREEF Global Infrastructure Fund "Institutional" (a)
57,617,260	929,873	—	—	(634,670)	696,138	233,735	3,923,609	57,912,463
DWS RREEF Real Estate Securities Fund "Institutional" (a)
32,090,988	281,414	—	—	1,144,768	281,415	—	1,699,654	33,517,170
Cash Equivalents 19.5%
DWS Central Cash Management Government Fund, 5.13% (a) (b)
48,680,508	22,291,061	26,796,458	—	—	1,087,319	—	44,175,111	44,175,111
DWS ESG Liquidity Fund, 5.23% (a) (b)
54,525,559	1,019,632	16,914,900	1,672	(7,613)	1,023,863	—	38,635,941	38,624,350
333,865,661	35,634,866	43,711,358	1,672	(1,678,567)	6,394,819	233,735	110,139,128	324,112,274

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

(b)	The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$241,312,813	$—	$—	$241,312,813
Exchange-Traded Funds	101,666,284	—	—	101,666,284
Short-Term Investments	82,799,461	—	—	82,799,461
Total	$425,778,558	$—	$—	$425,778,558
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 7

Statement of Assets and Liabilities
Statement of Operations

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated Underlying Funds, at value (cost $97,007,958)	$101,666,284
Investments in affiliated Underlying Funds, at value (cost $349,230,937)	324,112,274
Receivable for Fund shares sold	4,581
Interest receivable	169,375
Other assets	2,664
Total assets	425,955,178
Liabilities
Payable for Fund shares redeemed	428,358
Accrued management fee	35,360
Accrued Trustees' fees	3,367
Other accrued expenses and payables	256,063
Total liabilities	723,148
Net assets, at value	$425,232,030
Net Assets Consist of
Distributable earnings (loss)	(18,241,795)
Paid-in capital	443,473,825
Net assets, at value	$425,232,030
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($48,834,374 ÷ 3,973,299 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.29
Class B
Net Asset Value, offering and redemption price per share ($376,397,656 ÷ 30,595,347 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.30
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Dividends	$1,682,403
Income distributions from affiliated Underlying Funds	6,394,819
Total income	8,077,222
Expenses:
Management fee	211,102
Administration fee	204,769
Services to shareholders	646
Record keeping fee (Class B)	242,026
Distribution service fee (Class B)	468,444
Custodian fee	3,017
Professional fees	37,590
Reports to shareholders	13,693
Registration fees	1
Trustees' fees and expenses	9,745
Other	6,031
Total expenses	1,197,064
Net investment income	6,880,158
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	1,672
Capital gain distributions from affiliated Underlying Funds	233,735
235,407
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(1,678,567)
Non-affiliated Underlying Funds	3,981,583
2,303,016
Net gain (loss)	2,538,423
Net increase (decrease) in net assets resulting from operations	$9,418,581
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$6,880,158	$26,459,643
Net realized gain (loss)	235,407	5,513,392
Change in net unrealized appreciation (depreciation)	2,303,016	(68,849,097)
Net increase (decrease) in net assets resulting from operations	9,418,581	(36,876,062)
Distributions to shareholders:
Class A	(3,667,936)	(3,486,882)
Class B	(27,346,396)	(29,085,224)
Total distributions	(31,014,332)	(32,572,106)
Fund share transactions:
Class A
Proceeds from shares sold	2,521,795	8,154,196
Reinvestment of distributions	3,667,936	3,486,882
Payments for shares redeemed	(1,035,754)	(5,596,341)
Net increase (decrease) in net assets from Class A share transactions	5,153,977	6,044,737
Class B
Proceeds from shares sold	5,288,568	17,581,298
Reinvestment of distributions	27,346,396	29,085,224
Payments for shares redeemed	(13,484,459)	(55,362,431)
Net increase (decrease) in net assets from Class B share transactions	19,150,505	(8,695,909)
Increase (decrease) in net assets	2,708,731	(72,099,340)
Net assets at beginning of period	422,523,299	494,622,639
Net assets at end of period	$425,232,030	$422,523,299

Other Information
Class A
Shares outstanding at beginning of period	3,557,543	3,126,054
Shares sold	196,465	590,731
Shares issued to shareholders in reinvestment of distributions	300,404	250,494
Shares redeemed	(81,113)	(409,736)
Net increase (decrease) in Class A shares	415,756	431,489
Shares outstanding at end of period	3,973,299	3,557,543
Class B
Shares outstanding at beginning of period	28,995,732	29,598,447
Shares sold	419,326	1,281,615
Shares issued to shareholders in reinvestment of distributions	2,236,010	2,086,458
Shares redeemed	(1,055,721)	(3,970,788)
Net increase (decrease) in Class B shares	1,599,615	(602,715)
Shares outstanding at end of period	30,595,347	28,995,732
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 9

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$12.99	$15.13	$13.70	$13.35	$12.10	$13.61
Income (loss) from investment operations:
Net investment income[a]	.23	.88	1.04	.29	.40	.61
Net realized and unrealized gain (loss)	.08	(1.93)	.69	.40	1.35	(1.84)
Total from investment operations	.31	(1.05)	1.73	.69	1.75	(1.23)
Less distributions from:
Net investment income	(.89 )	(1.08)	(.30 )	(.34 )	(.50 )	(.28 )
Net realized gains	(.12 )	(.01 )	—	—	—	—
Total distributions	(1.01)	(1.09)	(.30 )	(.34 )	(.50 )	(.28 )
Net asset value, end of period	$12.29	$12.99	$15.13	$13.70	$13.35	$12.10
Total Return (%)[b]	2.44 *	(7.42)	12.74	5.71	14.68 [c]	(9.14)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	46	47	37	34	26
Ratio of expenses before expense reductions (%)[d,e]	.23 **	.23	.23	.23	.56	.73
Ratio of expenses after expense reductions (%)[d,e]	.23 **	.23	.23	.23	.23	.16
Ratio of net investment income (%)	3.61 **	6.44	7.13	2.29	3.09	4.78
Portfolio turnover rate (%)	0	12	19	18	10	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

DWS Alternative Asset Allocation VIP — Class B
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$12.98	$15.11	$13.68	$13.34	$12.09	$13.59
Income (loss) from investment operations:
Net investment income[a]	.20	.80	.93	.24	.37	.62
Net realized and unrealized gain (loss)	.08	(1.90)	.75	.41	1.34	(1.88)
Total from investment operations	.28	(1.10)	1.68	.65	1.71	(1.26)
Less distributions from:
Net investment income	(.84 )	(1.02)	(.25 )	(.31 )	(.46 )	(.24 )
Net realized gains	(.12 )	(.01 )	—	—	—	—
Total distributions	(.96 )	(1.03)	(.25 )	(.31 )	(.46 )	(.24 )
Net asset value, end of period	$12.30	$12.98	$15.11	$13.68	$13.34	$12.09
Total Return (%)[b]	2.18 *	(7.74)	12.35 [c]	5.32 [c]	14.35 [c]	(9.35)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	376	376	447	427	349	208
Ratio of expenses before expense reductions (%)[d,e]	.61 **	.61	.61	.61	.92	1.08
Ratio of expenses after expense reductions (%)[d,e]	.61 **	.61	.60	.59	.52	.45
Ratio of net investment income (%)	3.21 **	5.81	6.37	1.94	2.90	4.85
Portfolio turnover rate (%)	0	12	19	18	10	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the six months ended June 30, 2023, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

12 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $450,993,797. The net unrealized depreciation for all investments based on tax cost was $25,215,239. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $16,219,128 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $41,434,367.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $12,324,173 and $0, respectively. Purchases and sales of Non-affiliated ETFs aggregated $8,871,686 and $0, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.

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Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At June 30, 2023, the Fund held approximately 33% of DWS Emerging Markets Fixed Income Fund, 9% of DWS ESG Liquidity Fund, 31% of DWS Floating Rate Fund, 16% of DWS Global Macro Fund and 5% of DWS RREEF Global Infrastructure Fund.
For the period from January 1, 2023 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.00%
Class B	1.39%
The Fund indirectly bears its proportionate share of fees and expenses, including the management fee paid to DIMA or other investment advisor, incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $204,769, of which $33,702 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$131	$36
Class B	183	64
	$314	$100
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2023, the Distribution Service Fee aggregated $468,444, of which $76,913 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $668, of which $15 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

14 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At June 30, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 76% and 19%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 82% and 11%, respectively.

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Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

16 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,024.40	$1,021.80
Expenses Paid per $1,000*	$1.15	$3.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,023.65	$1,021.77
Expenses Paid per $1,000*	$1.15	$3.06

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.61%

**
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 17

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2022.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 19

noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021), and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

20 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 21

Notes

Notes

VS2AAA-3  (R-028379-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS CROCI® U.S. VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
17	Other Information
18	Information About Your Fund's Expenses
19	Liquidity Risk Management
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.79% and 1.12% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results
DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,170	$11,557	$13,568	$12,699	$17,330
	Average annual total return	11.70%	15.57%	10.71%	4.89%	5.65%
Russell 1000® Value Index	Growth of $10,000	$10,512	$11,154	$14,933	$14,766	$24,155
	Average annual total return	5.12%	11.54%	14.30%	8.11%	9.22%
DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,152	$11,528	$13,440	$12,502	$16,816
	Average annual total return	11.52%	15.28%	10.36%	4.57%	5.33%
Russell 1000® Value Index	Growth of $10,000	$10,512	$11,154	$14,933	$14,766	$24,155
	Average annual total return	5.12%	11.54%	14.30%	8.11%	9.22%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/23	12/31/22
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/23	12/31/22
Health Care	25%	23%
Information Technology	24%	28%
Communication Services	12%	8%
Financials	10%	11%
Consumer Discretionary	10%	10%
Energy	6%	5%
Industrials	6%	5%
Materials	5%	6%
Consumer Staples	2%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity

4 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolioas of June 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 99.5%
Communication Services 12.2%
Entertainment 0.3%
Warner Bros Discovery, Inc.*	24,653	309,149
Interactive Media & Services 7.7%
Alphabet, Inc. "A"*	49,362	5,908,631
Meta Platforms, Inc. "A"*	14,042	4,029,773
		9,938,404
Media 4.2%
Comcast Corp. "A"	14,374	597,240
Fox Corp. "A"	141,854	4,823,036
		5,420,276
Consumer Discretionary 9.7%
Hotels, Restaurants & Leisure 1.5%
Boyd Gaming Corp.	27,077	1,878,332
Household Durables 4.5%
D.R. Horton, Inc.	40,190	4,890,721
Garmin Ltd.	8,351	870,926
		5,761,647
Specialty Retail 2.7%
AutoNation, Inc.*	10,146	1,670,133
Lowe's Companies, Inc.	4,544	1,025,581
Signet Jewelers Ltd.	12,544	818,621
		3,514,335
Textiles, Apparel & Luxury Goods 1.0%
Capri Holdings Ltd.*	15,178	544,738
Tapestry, Inc.	18,285	782,598
		1,327,336
Consumer Staples 2.2%
Consumer Staples Distribution & Retail 1.1%
Dollar General Corp.	1,423	241,597
Kroger Co.	24,216	1,138,152
		1,379,749
Tobacco 1.1%
Altria Group, Inc.	33,117	1,500,200
Energy 5.8%
Oil, Gas & Consumable Fuels
ConocoPhillips	5,008	518,879
Coterra Energy, Inc.	39,192	991,558
Exxon Mobil Corp.	17,821	1,911,302
Marathon Petroleum Corp.	10,704	1,248,086
Phillips 66	5,024	479,189
Pioneer Natural Resources Co.	8,726	1,807,853
Valero Energy Corp.	3,967	465,329
		7,422,196
	Shares	Value ($)
Financials 10.3%
Banks 2.5%
Bank of America Corp.	11,724	336,362
Huntington Bancshares, Inc.	59,745	644,051
JPMorgan Chase & Co.	15,774	2,294,170
		3,274,583
Capital Markets 0.7%
State Street Corp.	12,196	892,504
Consumer Finance 6.7%
Capital One Financial Corp.	20,254	2,215,180
Discover Financial Services	33,468	3,910,736
Synchrony Financial	73,145	2,481,078
		8,606,994
Financial Services 0.4%
Global Payments, Inc.	4,842	477,034
Health Care 25.1%
Biotechnology 6.6%
AbbVie, Inc.	6,259	843,275
Amgen, Inc.	1,485	329,700
Gilead Sciences, Inc.	41,182	3,173,897
Regeneron Pharmaceuticals, Inc.*	3,619	2,600,396
Vertex Pharmaceuticals, Inc.*	4,377	1,540,310
		8,487,578
Health Care Equipment & Supplies 2.9%
Hologic, Inc.*	20,711	1,676,970
Medtronic PLC	22,942	2,021,190
		3,698,160
Health Care Providers & Services 1.8%
HCA Healthcare, Inc.	1,359	412,429
Laboratory Corp. of America Holdings	7,903	1,907,231
		2,319,660
Pharmaceuticals 13.8%
Bristol-Myers Squibb Co.	91,909	5,877,581
Johnson & Johnson	15,006	2,483,793
Merck & Co., Inc.	29,808	3,439,545
Pfizer, Inc.	137,109	5,029,158
Viatris, Inc.	91,743	915,595
		17,745,672
Industrials 5.6%
Air Freight & Logistics 1.3%
Expeditors International of Washington, Inc.	14,073	1,704,662
Machinery 0.8%
Cummins, Inc.	4,007	982,356
Professional Services 3.5%
ManpowerGroup, Inc.	20,169	1,601,419
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 5

	Shares	Value ($)
Robert Half International, Inc.	30,196	2,271,343
SS&C Technologies Holdings, Inc.	9,928	601,637
		4,474,399
Information Technology 23.6%
Communications Equipment 2.3%
Cisco Systems, Inc.	57,218	2,960,459
IT Services 3.4%
Cognizant Technology Solutions Corp. "A"	67,124	4,381,855
Semiconductors & Semiconductor Equipment 8.2%
Applied Materials, Inc.	8,959	1,294,934
Broadcom, Inc.	1,163	1,008,821
KLA Corp.	3,724	1,806,214
Lam Research Corp.	1,351	868,504
Microchip Technology, Inc.	3,925	351,641
QUALCOMM, Inc.	34,091	4,058,193
Skyworks Solutions, Inc.	6,929	766,971
Texas Instruments, Inc.	2,319	417,466
		10,572,744
Software 3.9%
Microsoft Corp.	14,747	5,021,943
Technology Hardware, Storage & Peripherals 5.8%
Apple, Inc.	22,432	4,351,135
	Shares	Value ($)
Dell Technologies, Inc. "C"	14,138	765,007
Hewlett Packard Enterprise Co.	134,711	2,263,145
		7,379,287
Materials 5.0%
Chemicals 3.4%
LyondellBasell Industries NV "A"	31,624	2,904,032
Olin Corp.	27,649	1,420,882
		4,324,914
Metals & Mining 1.6%
Nucor Corp.	12,747	2,090,253
Total Common Stocks (Cost $114,995,669)		127,846,681
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 5.13% (a) (Cost $709,644)	709,644	709,644

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $115,705,313)	100.0	128,556,325
Other Assets and Liabilities, Net	(0.0)	(43,828)
Net Assets	100.0	128,512,497
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 5.13% (a)
1,132,870	3,563,297	3,986,523	—	—	25,666	—	709,644	709,644

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$127,846,681	$—	$—	$127,846,681
Short-Term Investments	709,644	—	—	709,644
Total	$128,556,325	$—	$—	$128,556,325

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 7

Statement of Assets and Liabilities
Statement of Operations

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $114,995,669)	$127,846,681
Investment in DWS Central Cash Management Government Fund (cost $709,644)	709,644
Dividends receivable	117,998
Interest receivable	3,448
Other assets	1,228
Total assets	128,678,999
Liabilities
Payable for Fund shares redeemed	45,330
Accrued management fee	54,208
Accrued Trustees' fees	1,749
Other accrued expenses and payables	65,215
Total liabilities	166,502
Net assets, at value	$128,512,497
Net Assets Consist of
Distributable earnings (loss)	8,949,166
Paid-in capital	119,563,331
Net assets, at value	$128,512,497
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($125,845,226 ÷ 8,724,705 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.42
Class B
Net Asset Value, offering and redemption price per share ($2,667,271 ÷ 183,901 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.50
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Dividends	$1,388,022
Income distributions — DWS Central Cash Management Government Fund	25,666
Total income	1,413,688
Expenses:
Management fee	367,592
Administration fee	59,427
Services to shareholders	597
Record keeping fee (Class B)	872
Distribution service fee (Class B)	3,211
Custodian fee	2,203
Audit fee	24,814
Legal fees	8,721
Tax fees	3,603
Reports to shareholders	13,968
Trustees' fees and expenses	3,531
Other	3,067
Total expenses before expense reductions	491,606
Expense reductions	(76,910)
Total expenses after expense reductions	414,696
Net investment income	998,992
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,277,226)
Change in net unrealized appreciation (depreciation) on investments	16,018,952
Net gain (loss)	12,741,726
Net increase (decrease) in net assets resulting from operations	$13,740,718
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$998,992	$2,130,475
Net realized gain (loss)	(3,277,226)	(1,438,266)
Change in net unrealized appreciation (depreciation)	16,018,952	(23,764,440)
Net increase (decrease) in net assets resulting from operations	13,740,718	(23,072,231)
Distributions to shareholders:
Class A	(2,083,297)	(4,211,106)
Class B	(36,527)	(84,944)
Total distributions	(2,119,824)	(4,296,050)
Fund share transactions:
Class A
Proceeds from shares sold	983,240	2,424,947
Reinvestment of distributions	2,083,297	4,211,106
Payments for shares redeemed	(5,068,536)	(12,164,638)
Net increase (decrease) in net assets from Class A share transactions	(2,001,999)	(5,528,585)
Class B
Proceeds from shares sold	48,427	160,562
Reinvestment of distributions	36,527	84,944
Payments for shares redeemed	(123,351)	(429,240)
Net increase (decrease) in net assets from Class B share transactions	(38,397)	(183,734)
Increase (decrease) in net assets	9,580,498	(33,080,600)
Net assets at beginning of period	118,931,999	152,012,599
Net assets at end of period	$128,512,497	$118,931,999

Other Information
Class A
Shares outstanding at beginning of period	8,866,757	9,269,906
Shares sold	70,958	175,252
Shares issued to shareholders in reinvestment of distributions	154,777	301,655
Shares redeemed	(367,787)	(880,056)
Net increase (decrease) in Class A shares	(142,052)	(403,149)
Shares outstanding at end of period	8,724,705	8,866,757
Class B
Shares outstanding at beginning of period	186,623	201,242
Shares sold	3,553	10,442
Shares issued to shareholders in reinvestment of distributions	2,698	6,050
Shares redeemed	(8,973)	(31,111)
Net increase (decrease) in Class B shares	(2,722)	(14,619)
Shares outstanding at end of period	183,901	186,623
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 9

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.14	$16.05	$12.92	$16.12	$13.46	$16.64
Income (loss) from investment operations:
Net investment income[a]	.11	.23	.24	.28	.31	.29
Net realized and unrealized gain (loss)	1.41	(2.68)	3.17	(2.47)	3.92	(1.89)
Total from investment operations	1.52	(2.45)	3.41	(2.19)	4.23	(1.60)
Less distributions from:
Net investment income	(.24 )	(.25 )	(.28 )	(.31 )	(.30 )	(.41 )
Net realized gains	—	(.21 )	—	(.70 )	(1.27)	(1.17)
Total distributions	(.24 )	(.46 )	(.28 )	(1.01)	(1.57)	(1.58)
Net asset value, end of period	$14.42	$13.14	$16.05	$12.92	$16.12	$13.46
Total Return (%)[b]	11.70 *	(15.40)	26.69	(12.16)	32.95	(10.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	116	149	130	153	125
Ratio of expenses before expense reductions (%)[c]	.80 **	.79	.78	.84	.84	.84
Ratio of expenses after expense reductions (%)[c]	.67 **	.65	.71	.69	.70	.72
Ratio of net investment income (%)	1.64 **	1.66	1.62	2.28	2.13	1.89
Portfolio turnover rate (%)	30 *	60	99	122	111	100

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

DWS CROCI® U.S. VIP — Class B
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.19	$16.11	$12.97	$16.17	$13.50	$16.67
Income (loss) from investment operations:
Net investment income[a]	.09	.19	.19	.24	.27	.24
Net realized and unrealized gain (loss)	1.42	(2.69)	3.19	(2.47)	3.92	(1.88)
Total from investment operations	1.51	(2.50)	3.38	(2.23)	4.19	(1.64)
Less distributions from:
Net investment income	(.20 )	(.21 )	(.24 )	(.27 )	(.25 )	(.36 )
Net realized gains	—	(.21 )	—	(.70 )	(1.27)	(1.17)
Total distributions	(.20 )	(.42 )	(.24 )	(.97 )	(1.52)	(1.53)
Net asset value, end of period	$14.50	$13.19	$16.11	$12.97	$16.17	$13.50
Total Return (%)[b]	11.52 *	(15.67)	26.27	(12.41)	32.49	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	3	3	4	3
Ratio of expenses before expense reductions (%)[c]	1.12 **	1.12	1.10	1.16	1.16	1.16
Ratio of expenses after expense reductions (%)[c]	.99 **	.97	1.02	1.00	1.02	1.04
Ratio of net investment income (%)	1.33 **	1.33	1.33	1.96	1.82	1.55
Portfolio turnover rate (%)	30 *	60	99	122	111	100

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

12 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended  June 30, 2023, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
During the six months ended June 30, 2023, the Fund had no securities on loan.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $1,311,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $115,968,214. The net unrealized appreciation for all investments based on tax cost was $12,588,111. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $14,743,145 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,155,034.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 13

available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $36,513,444 and $39,277,157, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.600%
Next $750 million of such net assets	.575%
Next $1.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.525%
Next $2.5 billion of such net assets	.500%
Next $2.5 billion of such net assets	.475%
Next $2.5 billion of such net assets	.450%
Over $12.5 billion of such net assets	.425%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2023 through April 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total

14 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.65%
Class B	.97%
Effective May 1, 2023 through April 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.71%
Class B	1.02%
For the six months ended June 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$75,136
Class B	1,774
$76,910
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $59,427, of which $10,046 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$262	$92
Class B	154	54
	$416	$146
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2023, the Distribution Service Fee aggregated $3,211, of which $537 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $553, of which $15 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the

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extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At June 30, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 94%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 58% and 18%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

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Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

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Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,117.00	$1,115.20
Expenses Paid per $1,000*	$3.52	$5.19
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,021.47	$1,019.89
Expenses Paid per $1,000*	$3.36	$4.96

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.67%	.99%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the

20 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, effective October 1, 2020, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

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Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Notes

VS2CUS-3  (R-028386-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS Global Income Builder VIP

Contents
3	Performance Summary
5	Portfolio Summary
6	Portfolio Management Team
7	Investment Portfolio
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
32	Other Information
33	Information About Your Fund's Expenses
34	Liquidity Risk Management
34	Proxy Voting
35	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.66% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
The Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal Index, collectively, reflect the Fund’s asset allocations and generally represent the Fund’s overall investment process.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 3

Comparative Results
DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,774	$10,822	$11,699	$12,448	$17,303
	Average annual total return	7.74%	8.22%	5.37%	4.48%	5.64%
MSCI All Country World Index	Growth of $10,000	$11,393	$11,653	$13,672	$14,763	$23,147
	Average annual total return	13.93%	16.53%	10.99%	8.10%	8.75%
Blended Index 60/40	Growth of $10,000	$10,926	$10,989	$11,662	$13,130	$18,251
	Average annual total return	9.26%	9.89%	5.26%	5.60%	6.20%
Bloomberg U.S. Universal Index	Growth of $10,000	$10,232	$9,996	$9,007	$10,501	$11,954
	Average annual total return	2.32%	–0.04%	–3.43%	0.98%	1.80%

Comparative Results
DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,761	$10,788	$11,585	$12,280	$12,280
	Average annual total return	7.61%	7.88%	5.03%	4.19%	4.06%
MSCI All Country World Index	Growth of $10,000	$11,393	$11,653	$13,672	$14,763	$14,701
	Average annual total return	13.93%	16.53%	10.99%	8.10%	7.74%
Blended Index 60/40	Growth of $10,000	$10,926	$10,989	$11,662	$13,130	$13,121
	Average annual total return	9.26%	9.89%	5.26%	5.60%	10.38%
Bloomberg U.S. Universal Index	Growth of $10,000	$10,232	$9,996	$9,007	$10,501	$10,543
	Average annual total return	2.32%	–0.04%	–3.43%	0.98%	1.03%
The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.
‡	Total returns shown for periods less than one year are not annualized.

4 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/23	12/31/22
Equity	59%	65%
Common Stocks	54%	59%
Exchange-Traded Funds	3%	3%
Preferred Stocks	2%	3%
Warrants	0%	0%
Rights	0%	—
Fixed Income	37%	34%
Corporate Bonds	21%	20%
Asset-Backed	6%	5%
Mortgage-Backed Securities Pass-Throughs	5%	0%
Commercial Mortgage-Backed Securities	2%	2%
Government & Agency Obligations	2%	5%
Short-Term U.S. Treasury Obligation	1%	1%
Collateralized Mortgage Obligations	0%	1%
Cash Equivalents	4%	1%
Cash Equivalents	4%	1%
	100%	100%

Sector Diversification (As a % of Equities, Preferred Securities, Rights, Warrants and Corporate Bonds)	6/30/23	12/31/22
Financials	23%	22%
Information Technology	17%	17%
Communication Services	11%	8%
Health Care	9%	10%
Industrials	9%	8%
Consumer Discretionary	8%	7%
Consumer Staples	6%	8%
Energy	6%	8%
Utilities	4%	4%
Materials	4%	4%
Real Estate	3%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
United States	70%	64%
Canada	4%	3%
Japan	4%	4%
Cayman Islands	3%	3%
Switzerland	2%	3%
United Kingdom	2%	3%
Taiwan	2%	1%
France	1%	2%
Netherlands	1%	2%
Mexico	0%	2%
Other	11%	13%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 5

Portfolio Management Team
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Di Kumble, CFA, Senior Portfolio Manager Equity
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income
Daniel Park, Portfolio Manager Multi Asset & Solutions

6 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Investment Portfolioas of June 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 55.9%
Communication Services 6.4%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	6,701	106,881
BCE, Inc.	5,005	228,196
HKT Trust & HKT Ltd. (Units)	51,000	59,314
Spark New Zealand Ltd.	42,504	132,907
Telefonica Deutschland Holding AG	45,195	127,091
Telefonica SA	147,434	598,771
Telenor ASA	15,130	153,560
Telkom Indonesia Persero Tbk PT (ADR)	1,700	45,339
Verizon Communications, Inc.	19,399	721,449
		2,173,508
Entertainment 0.7%
Capcom Co., Ltd.	1,900	75,254
NetEase, Inc. (ADR)	2,545	246,076
Netflix, Inc.*	483	212,756
Nintendo Co., Ltd.	5,460	248,662
		782,748
Interactive Media & Services 2.5%
Alphabet, Inc. "A"*	6,544	783,317
Alphabet, Inc. "C"*	6,142	742,998
Autohome, Inc. (ADR)	1,023	29,830
JOYY, Inc. (ADR)	2,681	82,333
Meta Platforms, Inc. "A"*	2,602	746,722
Tencent Holdings Ltd. (ADR)	6,818	289,697
		2,674,897
Media 0.4%
Interpublic Group of Companies, Inc.	4,809	185,531
Omnicom Group, Inc.	1,728	164,419
Trade Desk, Inc. "A"*	897	69,267
		419,217
Wireless Telecommunication Services 0.7%
KDDI Corp.	3,700	114,296
SoftBank Corp.	54,801	585,816
Tele2 AB "B"	3,686	30,487
		730,599
Consumer Discretionary 5.0%
Automobiles 1.0%
Ferrari NV	162	52,773
Mercedes-Benz Group AG	3,210	258,402
Tesla, Inc.*	2,828	740,285
Volkswagen AG (Preference)	278	37,326
		1,088,786
Broadline Retail 1.7%
Alibaba Group Holding Ltd. (ADR)*	1,828	152,364
	Shares	Value ($)
Amazon.com, Inc.*	8,222	1,071,820
JD.com, Inc. (ADR)	2,085	71,161
PDD Holdings, Inc. (ADR)*	470	32,496
Prosus NV*	539	39,520
Wesfarmers Ltd.	14,129	466,602
		1,833,963
Hotels, Restaurants & Leisure 0.7%
Booking Holdings, Inc.*	20	54,007
Chipotle Mexican Grill, Inc.*	16	34,224
Darden Restaurants, Inc.	1,602	267,662
Evolution AB 144A	555	70,306
La Francaise des Jeux SAEM 144A	1,893	74,385
Marriott International, Inc. "A"	200	36,738
Restaurant Brands International, Inc.	1,735	134,517
Starbucks Corp.	647	64,092
		735,931
Household Durables 0.2%
Garmin Ltd.	1,902	198,360
Specialty Retail 0.8%
Best Buy Co., Inc.	3,598	294,856
Home Depot, Inc.	848	263,423
Industria de Diseno Textil SA	4,750	184,009
TJX Companies, Inc.	1,915	162,373
		904,661
Textiles, Apparel & Luxury Goods 0.6%
Hermes International	47	101,938
LVMH Moet Hennessy Louis Vuitton SE	356	335,451
Moncler SpA	825	57,038
NIKE, Inc. "B"	974	107,500
		601,927
Consumer Staples 4.5%
Beverages 1.1%
Ambev SA (ADR)	101,241	321,946
Coca-Cola Co.	10,148	611,113
Coca-Cola Femsa SAB de CV (ADR)	362	30,158
PepsiCo, Inc.	955	176,885
		1,140,102
Consumer Staples Distribution & Retail 0.7%
Costco Wholesale Corp.	479	257,884
Jeronimo Martins SGPS SA	1,170	32,238
Kesko Oyj "B"	10,358	195,074
Sysco Corp.	1,566	116,197
Target Corp.	922	121,612
		723,005
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 7

	Shares	Value ($)
Food Products 0.3%
Nestle SA (Registered)	2,036	244,715
Salmar ASA	2,631	106,305
		351,020
Household Products 0.7%
Clorox Co.	370	58,845
Procter & Gamble Co.	4,790	726,835
		785,680
Personal Care Products 0.1%
L'Oreal SA	66	30,724
Unilever PLC	948	49,322
		80,046
Tobacco 1.6%
Japan Tobacco, Inc. (a)	56,000	1,227,442
Philip Morris International, Inc.	4,993	487,417
		1,714,859
Energy 2.6%
Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	10,299	579,030
Chevron Corp.	623	98,029
Coterra Energy, Inc.	1,400	35,420
Devon Energy Corp.	2,500	120,850
Enbridge, Inc.	13,288	493,905
Exxon Mobil Corp.	1,963	210,532
ONEOK, Inc.	10,072	621,644
Pioneer Natural Resources Co.	1,900	393,642
Williams Companies, Inc.	5,265	171,797
		2,724,849
Financials 8.7%
Banks 2.5%
Banco Bradesco SA (ADR)	44,900	155,354
Banco Santander Chile (ADR)	7,348	138,510
Bank of Nova Scotia (a)	5,380	269,173
CaixaBank SA	24,705	102,271
Canadian Imperial Bank of Commerce	1,953	83,383
Commonwealth Bank of Australia	2,315	155,264
Erste Group Bank AG	2,907	102,000
Fifth Third Bancorp.	10,502	275,257
FinecoBank Banca Fineco SpA	6,533	87,839
First International Bank Of Israel Ltd.	4,894	191,562
Israel Discount Bank Ltd. "A"	11,150	55,425
JPMorgan Chase & Co.	594	86,391
KBC Group NV	2,323	162,324
Mizrahi Tefahot Bank Ltd.	1,907	63,547
Regions Financial Corp.	6,441	114,779
Royal Bank of Canada	1,255	119,858
	Shares	Value ($)
Toronto-Dominion Bank	4,337	268,814
Truist Financial Corp.	1,953	59,273
U.S. Bancorp.	930	30,727
UniCredit SpA	6,639	154,251
		2,676,002
Capital Markets 3.0%
3i Group PLC	1,929	47,778
abrdn PLC	62,940	174,458
Amundi SA 144A	2,212	130,569
Ares Management Corp. "A"	2,428	233,938
BlackRock, Inc.	323	223,238
Blackstone, Inc.	4,652	432,496
Carlyle Group, Inc.	2,623	83,805
Hargreaves Lansdown PLC	8,948	92,848
Hong Kong Exchanges & Clearing Ltd.	2,900	109,863
Julius Baer Group Ltd.	492	30,963
Partners Group Holding AG	325	306,136
S&P Global, Inc.	700	280,623
SBI Holdings, Inc.	13,700	263,830
Singapore Exchange Ltd.	6,700	47,720
St. James's Place PLC	18,631	257,218
T. Rowe Price Group, Inc.	3,942	441,583
		3,157,066
Consumer Finance 0.1%
American Express Co.	200	34,840
Discover Financial Services	300	35,055
		69,895
Financial Services 0.7%
Mastercard, Inc. "A"	743	292,222
PayPal Holdings, Inc.*	507	33,832
Visa, Inc. "A"	1,628	386,617
		712,671
Insurance 2.4%
Allianz SE (Registered)	673	156,740
Assicurazioni Generali SpA	10,065	204,641
Erie Indemnity Co. "A"	300	63,003
Fidelity National Financial, Inc.	12,428	447,408
Gjensidige Forsikring ASA	7,361	117,874
Manulife Financial Corp.	40,674	768,807
Medibank Pvt Ltd.	55,982	131,671
Poste Italiane SpA 144A	11,223	121,538
Principal Financial Group, Inc.	1,900	144,096
Zurich Insurance Group AG	900	427,862
		2,583,640
Health Care 6.2%
Biotechnology 1.0%
AbbVie, Inc.	3,113	419,414
Amgen, Inc.	1,141	253,325
Gilead Sciences, Inc.	3,529	271,980
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Moderna, Inc.*	383	46,535
Regeneron Pharmaceuticals, Inc.*	100	71,854
		1,063,108
Health Care Equipment & Supplies 0.7%
Abbott Laboratories	1,971	214,878
Align Technology, Inc.*	100	35,364
Coloplast AS "B"	309	38,624
DexCom, Inc.*	466	59,886
Edwards Lifesciences Corp.*	766	72,257
Fisher & Paykel Healthcare Corp. Ltd. "C"	3,293	49,475
Hoya Corp.	600	71,611
Intuitive Surgical, Inc.*	470	160,712
		702,807
Health Care Providers & Services 0.6%
Cigna Group	179	50,227
Elevance Health, Inc.	87	38,653
UnitedHealth Group, Inc.	1,143	549,372
		638,252
Life Sciences Tools & Services 0.0%
West Pharmaceutical Services, Inc.	100	38,247
Pharmaceuticals 3.9%
Chugai Pharmaceutical Co., Ltd.	2,417	68,717
Eli Lilly & Co.	946	443,655
GSK PLC	9,669	171,200
Hikma Pharmaceuticals PLC	6,330	152,083
Johnson & Johnson	4,787	792,344
Merck & Co., Inc.	5,060	583,874
Novartis AG (Registered)	5,257	529,628
Novo Nordisk AS "B"	2,058	331,644
Orion Oyj "B"	839	34,808
Pfizer, Inc.	12,363	453,475
Recordati Industria Chimica e Farmaceutica SpA	1,900	90,728
Roche Holding AG	1,207	373,423
Sanofi	1,206	129,521
		4,155,100
Industrials 6.2%
Aerospace & Defense 0.5%
BAE Systems PLC	13,697	161,471
General Dynamics Corp.	687	147,808
Lockheed Martin Corp.	383	176,325
Northrop Grumman Corp.	91	41,478
		527,082
Air Freight & Logistics 0.7%
Deutsche Post AG (Registered)	7,395	361,400
United Parcel Service, Inc. "B"	2,400	430,200
		791,600
	Shares	Value ($)
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	2	8
Electrical Equipment 0.3%
Emerson Electric Co.	2,453	221,727
Rockwell Automation, Inc.	287	94,552
		316,279
Ground Transportation 0.4%
Aurizon Holdings Ltd.	23,836	62,478
Canadian National Railway Co.	957	115,887
Old Dominion Freight Line, Inc.	191	70,622
Union Pacific Corp.	1,001	204,825
		453,812
Industrial Conglomerates 1.1%
3M Co.	8,029	803,623
Honeywell International, Inc.	965	200,237
Siemens AG (Registered)	659	109,652
		1,113,512
Machinery 1.5%
Atlas Copco AB "A"	21,408	308,870
Atlas Copco AB "B"	7,534	93,869
Caterpillar, Inc.	657	161,655
Cummins, Inc.	937	229,715
Deere & Co.	91	36,872
Kone Oyj "B"	4,822	251,593
Metso Outotec Oyj	3,785	45,663
Snap-on, Inc.	287	82,711
Techtronic Industries Co., Ltd.	7,000	76,614
VAT Group AG 144A	97	40,136
Volvo AB "A"	3,840	81,855
Volvo AB "B"	7,627	158,127
		1,567,680
Marine Transportation 0.3%
Kuehne & Nagel International AG (Registered)	599	177,253
Maiden Holdings Ltd.	4,500	108,163
		285,416
Professional Services 0.8%
Automatic Data Processing, Inc.	905	198,910
Paychex, Inc.	3,537	395,684
Paycom Software, Inc.	91	29,233
Thomson Reuters Corp.	1,862	251,446
		875,273
Trading Companies & Distributors 0.6%
Fastenal Co.	5,382	317,484
ITOCHU Corp.	2,300	91,312
Marubeni Corp.	10,600	180,510
Mitsui & Co., Ltd.	900	34,001
United Rentals, Inc.	100	44,537
		667,844
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 9

	Shares	Value ($)
Information Technology 12.3%
Communications Equipment 0.8%
Cisco Systems, Inc.	14,959	773,978
Telefonaktiebolaget LM Ericsson "B"	5,939	32,229
		806,207
Electronic Equipment, Instruments & Components 0.1%
Venture Corp., Ltd.	11,100	121,174
IT Services 0.8%
Accenture PLC "A"	874	269,699
EPAM Systems, Inc.*	91	20,452
International Business Machines Corp.	2,874	384,570
MongoDB, Inc.*	187	76,855
Otsuka Corp.	800	31,172
Shopify, Inc. "A"*	1,638	105,866
		888,614
Semiconductors & Semiconductor Equipment 4.5%
Advanced Micro Devices, Inc.*	1,162	132,364
Applied Materials, Inc.	500	72,270
ASE Technology Holding Co., Ltd. (ADR) (a)	94,002	732,276
ASML Holding NV	229	166,496
Broadcom, Inc.	717	621,947
Enphase Energy, Inc.*	144	24,117
Intel Corp.	3,409	113,997
Lam Research Corp.	149	95,786
Monolithic Power Systems, Inc.	191	103,184
NVIDIA Corp.	2,548	1,077,855
QUALCOMM, Inc.	504	59,996
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,010	505,609
Texas Instruments, Inc.	2,876	517,738
Tokyo Electron Ltd.	678	97,091
United Microelectronics Corp. (ADR) (a)	54,389	429,129
		4,749,855
Software 3.5%
Adobe, Inc.*	574	280,680
Cadence Design Systems, Inc.*	483	113,273
Intuit, Inc.	986	451,776
Microsoft Corp.	7,817	2,662,001
ServiceNow, Inc.*	143	80,362
Synopsys, Inc.*	200	87,082
		3,675,174
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	14,481	2,808,879
	Shares	Value ($)
Materials 1.7%
Chemicals 1.1%
Air Products & Chemicals, Inc.	467	139,881
BASF SE	1,015	49,276
Dow, Inc.	7,194	383,152
EMS-Chemie Holding AG (Registered)	84	63,701
LyondellBasell Industries NV "A"	3,370	309,467
Shin-Etsu Chemical Co., Ltd.	7,600	251,564
		1,197,041
Containers & Packaging 0.1%
Amcor PLC	5,577	55,658
Metals & Mining 0.5%
Anglo American PLC	4,501	127,862
Antofagasta PLC	1,699	31,555
Mineral Resources Ltd.	3,054	146,385
Nucor Corp.	374	61,329
Pilbara Minerals Ltd.	9,871	32,620
Sibanye Stillwater Ltd. (ADR) (a)	25,400	158,496
		558,247
Real Estate 1.3%
Real Estate Management & Development 0.1%
Daito Trust Construction Co., Ltd.	700	70,977
Retail REITs 0.5%
Simon Property Group, Inc.	4,755	549,107
Specialized REITs 0.7%
Extra Space Storage, Inc.	383	57,009
Gaming and Leisure Properties, Inc.	3,752	181,822
Iron Mountain, Inc.	3,151	179,040
Public Storage	1,200	350,256
		768,127
Utilities 1.0%
Electric Utilities 0.8%
CK Infrastructure Holdings Ltd.	9,000	47,738
Enel SpA	17,159	115,573
NRG Energy, Inc.	2,400	89,736
Power Assets Holdings Ltd.	40,000	209,879
SSE PLC	14,649	343,131
Verbund AG	1,200	96,328
		902,385
Gas Utilities 0.0%
UGI Corp.	1,400	37,758
Multi-Utilities 0.2%
E.ON SE	14,112	180,233
Total Common Stocks (Cost $47,932,208)		59,428,888
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Preferred Stocks 2.5%
Financials 1.7%
AGNC Investment Corp., Series C, 10.371%	14,427	368,321
Fifth Third Bancorp., Series I, 6.625%	10,000	250,300
KeyCorp., Series E, 6.125%	10,000	200,100
Morgan Stanley, Series K, 5.85%	10,000	235,100
The Goldman Sachs Group, Inc., Series J, 8.977%	17,000	433,670
Wells Fargo & Co., Series Y, 5.625%	15,000	346,800
		1,834,291
Real Estate 0.8%
Kimco Realty Corp., Series L, 5.125%	15,000	352,500
Prologis, Inc., Series Q, 8.54%	164	9,455
Simon Property Group, Inc., Series J, 8.375%	8,000	460,560
		822,515
Total Preferred Stocks (Cost $3,038,156)		2,656,806
Rights 0.0%
Health Care
Contra Abiomed, Inc.,* (b) (Cost $204)	200	204
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	5,331

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 21.8%
Communication Services 2.1%
AT&T, Inc.:
2.25%, 2/1/2032	80,000	63,544
3.65%, 6/1/2051	100,000	73,412
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	275,000	256,092
Charter Communications Operating LLC:
2.25%, 1/15/2029	120,000	99,922
3.5%, 3/1/2042	57,000	38,127
3.7%, 4/1/2051	34,000	21,484
Comcast Corp., 5.5%, 5/15/2064	75,000	76,056
Discovery Communications LLC, 4.0%, 9/15/2055	40,000	26,586
	Principal Amount ($) (c)	Value ($)
Grupo Televisa SAB, 5.25%, 5/24/2049	300,000	269,418
Netflix, Inc., 5.875%, 11/15/2028	140,000	144,592
Paramount Global, 4.2%, 5/19/2032	200,000	167,612
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	145,000	126,748
Sprint Capital Corp., 8.75%, GTY: Sprint Communications Inc, 3/15/2032	200,000	241,721
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	300,000	249,219
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	125,000	87,686
3.6%, 11/15/2060	25,000	17,546
4.375%, 4/15/2040	60,000	52,986
T-Mobile USA, Inc., 4.8%, 7/15/2028	80,000	78,347
Verizon Communications, Inc.:
2.65%, 11/20/2040	40,000	27,824
3.7%, 3/22/2061	100,000	72,722
		2,191,644
Consumer Discretionary 1.3%
Dollar General Corp., 5.45%, 7/5/2033	170,000	168,737
Ford Motor Co., 3.25%, 2/12/2032	105,000	82,602
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	230,000	205,338
2.9%, 2/16/2028	200,000	171,279
General Motors Co., 5.6%, 10/15/2032	275,000	266,055
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	80,000	62,668
3.1%, 1/12/2032	90,000	72,792
5.4%, 4/6/2026	70,000	69,199
6.4%, 1/9/2033	140,000	142,302
Lowe's Companies, Inc., 5.625%, 4/15/2053	50,000	49,970
Warnermedia Holdings, Inc.:
5.05%, 3/15/2042	50,000	42,143
5.141%, 3/15/2052	100,000	81,425
		1,414,510
Consumer Staples 0.7%
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	166,000	158,661
JBS U.S.A. Lux SA, 144A, 2.5%, 1/15/2027	260,000	227,786
Kraft Heinz Foods Co., 4.375%, 6/1/2046	100,000	84,986
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 11

	Principal Amount ($) (c)	Value ($)
Philip Morris International, Inc.:
5.125%, 2/15/2030	150,000	148,311
5.625%, 11/17/2029	60,000	61,136
5.75%, 11/17/2032	50,000	51,204
		732,084
Energy 2.3%
BP Capital Markets PLC, 4.375%, Perpetual (d)	200,000	191,850
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	199,040
Cheniere Energy Partners LP:
4.0%, 3/1/2031	250,000	220,123
4.5%, 10/1/2029	175,000	160,607
Ecopetrol SA, 6.875%, 4/29/2030	300,000	273,679
Enbridge, Inc., 5.7%, 3/8/2033	70,000	70,961
Energy Transfer LP, 5.0%, 5/15/2050	208,000	175,669
Enterprise Products Operating LLC:
3.3%, 2/15/2053	90,000	64,220
4.2%, 1/31/2050	144,000	120,351
Occidental Petroleum Corp., 8.875%, 7/15/2030	300,000	344,814
ONEOK, Inc., 6.1%, 11/15/2032	40,000	40,694
Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	44,364
Targa Resources Corp., 6.5%, 2/15/2053	80,000	81,698
Targa Resources Partners LP, 6.5%, 7/15/2027	300,000	297,827
Williams Companies, Inc.:
4.65%, 8/15/2032	120,000	113,642
5.65%, 3/15/2033	90,000	91,193
		2,490,732
Financials 7.7%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	150,000	134,641
3.4%, 10/29/2033	150,000	120,480
Air Lease Corp., Series C, 4.125%, Perpetual (d)	200,000	129,904
Aircastle Ltd., Series A, 144A, 5.25%, Perpetual (d)	130,000	90,727
Ally Financial, Inc., Series B, 4.7%, Perpetual (d)	500,000	352,500
Ares Capital Corp., 2.875%, 6/15/2027	150,000	129,966
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	200,000	156,939
Bank of America Corp.:
2.972%, 2/4/2033	200,000	166,725
	Principal Amount ($) (c)	Value ($)
Series RR, 4.375%, Perpetual (d)	530,000	451,958
Bank of New York Mellon Corp.:
Series H, 3.7%, Perpetual (d)	180,000	158,895
Series I, 3.75%, Perpetual (d)	345,000	283,331
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	110,000	90,142
3.625%, 1/15/2026	155,000	142,549
Capital One Financial Corp., Series M, 3.95%, Perpetual (d)	350,000	259,875
Charles Schwab Corp.:
5.643%, 5/19/2029	160,000	159,808
5.853%, 5/19/2034	225,000	228,349
Citigroup, Inc.:
2.561%, 5/1/2032	40,000	32,661
3.057%, 1/25/2033	70,000	58,441
6.27%, 11/17/2033	130,000	137,984
Enstar Finance LLC, 5.5%, 1/15/2042	200,000	149,200
Five Corners Funding Trust III, 144A, 5.791%, 2/15/2033	100,000	101,351
HSBC Holdings PLC, 7.39%, 11/3/2028	200,000	211,077
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	130,000	122,543
Macquarie Group Ltd., 144A, 5.887%, 6/15/2034	170,000	167,020
Mizuho Financial Group, Inc., 5.748%, 7/6/2034 (e)	200,000	200,595
Morgan Stanley:
2.484%, 9/16/2036	141,000	106,982
5.25%, 4/21/2034	130,000	128,368
Nasdaq, Inc.:
5.55%, 2/15/2034	30,000	30,118
5.95%, 8/15/2053	60,000	61,433
Natwest Group PLC, 6.016%, 3/2/2034	200,000	201,067
PNC Financial Services Group, Inc.:
Series T, 3.4%, Perpetual (d)	320,000	236,000
5.068%, 1/24/2034	70,000	67,127
5.582%, 6/12/2029	80,000	79,624
Series W, 6.25%, Perpetual (d)	430,000	386,033
Santander Holdings USA, Inc., 6.565%, 6/12/2029	115,000	112,768
Societe Generale SA:
144A, 5.375%, Perpetual (d)	250,000	185,495
144A, 6.221%, 6/15/2033	225,000	209,458
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
State Street Corp., 4.164%, 8/4/2033	130,000	120,356
Synchrony Bank, 5.625%, 8/23/2027	250,000	234,567
The Charles Schwab Corp., Series I, 4.0%, Perpetual (d)	265,000	215,379
The Goldman Sachs Group, Inc.:
3.102%, 2/24/2033	150,000	126,713
Series T, 3.8%, Perpetual (d)	170,000	136,043
Truist Financial Corp.:
Series N, 4.8%, Perpetual (d)	300,000	255,750
5.122%, 1/26/2034	90,000	85,286
5.867%, 6/8/2034	80,000	80,033
U.S. Bancorp.:
4.839%, 2/1/2034	120,000	112,083
5.775%, 6/12/2029	250,000	249,925
5.836%, 6/12/2034	110,000	110,796
5.85%, 10/21/2033	60,000	60,080
UBS Group AG, 144A, 4.375%, Perpetual (d)	200,000	140,888
Westpac Banking Corp., 5.0%, Perpetual (d)	200,000	172,780
		8,142,813
Health Care 1.3%
Amgen, Inc.:
5.25%, 3/2/2033	80,000	80,102
5.65%, 3/2/2053	80,000	81,017
Centene Corp., 2.625%, 8/1/2031	130,000	103,594
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	300,000	264,010
CVS Health Corp., 5.05%, 3/25/2048	175,000	161,305
Elevance Health, Inc., 6.1%, 10/15/2052	30,000	32,864
Eli Lilly & Co., 4.875%, 2/27/2053	80,000	82,169
HCA, Inc., 5.2%, 6/1/2028	90,000	89,268
Humana, Inc., 5.875%, 3/1/2033	40,000	41,568
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	463,000	414,869
		1,350,766
Industrials 1.0%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	105,000	104,022
Block, Inc., 2.75%, 6/1/2026	30,000	27,315
Boeing Co., 5.805%, 5/1/2050	115,000	114,580
Delta Air Lines, Inc., 3.75%, 10/28/2029	135,000	121,406
	Principal Amount ($) (c)	Value ($)
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	160,000	160,400
Penske Truck Leasing Co. LP, 144A, 6.2%, 6/15/2030	80,000	80,418
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	200,000	198,350
Raytheon Technologies Corp., 5.375%, 2/27/2053	60,000	62,304
Republic Services, Inc., 5.0%, 4/1/2034	80,000	79,820
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	110,000	109,729
		1,058,344
Information Technology 1.6%
Broadcom, Inc.:
144A, 2.6%, 2/15/2033	70,000	54,705
144A, 4.15%, 4/15/2032	120,000	108,692
Dell International LLC, 5.3%, 10/1/2029	85,000	84,380
Hewlett Packard Enterprise Co., 5.9%, 10/1/2024	280,000	280,080
HP, Inc., 5.5%, 1/15/2033	200,000	196,427
Micron Technology, Inc., 6.75%, 11/1/2029	210,000	218,293
MSCI, Inc., 144A, 3.625%, 9/1/2030	90,000	77,615
NXP BV:
2.65%, 2/15/2032	58,000	46,952
3.125%, 2/15/2042	60,000	41,974
Open Text Corp., 144A, 3.875%, 2/15/2028	175,000	154,112
Oracle Corp.:
3.6%, 4/1/2050	7,000	5,002
3.65%, 3/25/2041	118,000	90,911
5.55%, 2/6/2053	50,000	48,417
6.9%, 11/9/2052	105,000	117,849
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	200,000	177,212
		1,702,621
Materials 1.5%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030	200,000	171,673
Berry Global, Inc., 1.65%, 1/15/2027	300,000	258,781
Braskem Netherlands Finance BV, 144A, 7.25%, 2/13/2033	220,000	216,153
Celanese U.S. Holdings LLC:
5.9%, 7/5/2024	225,000	224,522
6.165%, 7/15/2027	200,000	198,966
Dow Chemical Co., 6.9%, 5/15/2053	50,000	56,463
FMC Corp., 5.65%, 5/18/2033	150,000	146,699
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 13

	Principal Amount ($) (c)		Value ($)
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		256,000	250,703
Nutrien Ltd., 5.8%, 3/27/2053		40,000	40,135
			1,564,095
Real Estate 0.1%
Boston Properties LP:
(REIT), 2.55%, 4/1/2032		75,000	56,519
(REIT), 6.75%, 12/1/2027		90,000	91,017
			147,536
Utilities 2.2%
CMS Energy Corp., 3.75%, 12/1/2050		400,000	308,720
Duke Energy Corp., 3.25%, 1/15/2082		250,000	185,632
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		200,000	186,016
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		190,000	176,572
144A, 4.25%, 7/15/2024		195,000	190,717
NRG Energy, Inc., 144A, 2.45%, 12/2/2027		250,000	210,677
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		20,000	15,658
3.25%, 6/1/2031		80,000	65,053
3.3%, 8/1/2040		70,000	47,160
5.45%, 6/15/2027		90,000	87,526
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 2.875%, 10/25/2025	EUR	260,000	272,741
Sempra Energy, 4.125%, 4/1/2052		310,000	250,544
Southern Co.:
Series 21-A, 3.75%, 9/15/2051		215,000	182,965
5.2%, 6/15/2033		160,000	158,697
			2,338,678
Total Corporate Bonds (Cost $25,856,610)			23,133,823
Asset-Backed 6.2%
Automobile Receivables 0.3%
Hertz Vehicle Financing III LLC, “C”, Series 2023-1A, 144A, 6.91%, 6/25/2027		230,000	226,411
JPMorgan Chase Bank NA, “E”, Series 2021-1, 144A, 2.365%, 9/25/2028		125,267	121,902
			348,313
Miscellaneous 5.9%
CF Hippolyta Issuer LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061		520,231	440,218
	Principal Amount ($) (c)	Value ($)
DB Master Finance LLC, “A23”, Series 2021-1A, 144A, 2.791%, 11/20/2051	1,108,125	877,614
Dell Equipment Finance Trust, “A1”, Series 2023-1, 144A, 5.456%, 3/22/2024	1,339,679	1,338,854
Domino's Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	322,150	296,495
Madison Park Funding XXVI Ltd., “AR”, Series 2017- 26A, 144A, 3-month USD- LIBOR + 1.2%, 6.499% (f), 7/29/2030	1,086,596	1,080,462
Mosaic Solar Loan Trust, “B”, Series 2023-1A, 144A, 6.92%, 6/20/2053	331,017	319,565
Octagon Investment Partners 20-R Ltd., “A1R”, Series 2019-4A, 144A, 3-month USD-LIBOR + 1.15%, 6.492% (f), 5/12/2031	750,000	742,758
Venture 37 CLO Ltd., “A1R”, Series 2019-37A, 144A, 3-month USD-LIBOR + 1.15%, 6.41% (f), 7/15/2032	800,000	783,993
Wendy's Funding LLC, “A2II”, Series 2021-1A, 144A, 2.775%, 6/15/2051	413,560	330,393
		6,210,352
Total Asset-Backed (Cost $7,011,215)		6,558,665
Mortgage-Backed Securities Pass- Throughs 5.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	904	952
Federal National Mortgage Association:
2.0%, 7/1/2053 (e)	1,300,000	1,059,265
2.5%, 7/1/2053 (e)	900,000	762,667
4.5%, 9/1/2035	2,704	2,662
5.0%, 7/1/2053 (e)	2,000,000	1,959,036
5.5%, 7/1/2053 (e)	1,500,000	1,492,630
6.0%, 1/1/2024	285	283
Total Mortgage-Backed Securities Pass-Throughs (Cost $5,290,146)		5,277,495
Commercial Mortgage-Backed Securities 1.9%
Citigroup Commercial Mortgage Trust, “D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	494,911
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Credit Suisse Commercial Mortgage Trust, “B”, Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.5%, 10.693% (f), 12/15/2035	700,000	697,443
Credit Suisse Mortgage Trust, “A”, Series 2020- TMIC, 144A, 1-month USD-LIBOR + 3.5%, 8.693% (f), 12/15/2035	700,000	698,494
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 8.817% (f), 1/25/2051	194,000	174,732
Total Commercial Mortgage-Backed Securities (Cost $2,110,968)		2,065,580
Collateralized Mortgage Obligations 0.7%
Connecticut Avenue Securities Trust:
“1M2”, Series 2019-R03, 144A, 1-month USD- LIBOR + 2.15%, 7.3% (f), 9/25/2031	2,543	2,546
“1M2”, Series 2019-R02, 144A, 1-month USD- LIBOR + 2.3%, 7.45% (f), 8/25/2031	2,101	2,100
Federal National Mortgage Association, “I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	43,940	7,991
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2020-DNA2, 144A, 1-month USD- LIBOR + 1.85%, 7.0% (f), 2/25/2050	376,814	377,986
“M2”, Series 2019-DNA2, 144A, 1-month USD- LIBOR + 2.45%, 7.6% (f), 3/25/2049	228,292	229,434
JPMorgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.246% (f), 10/25/2046	122,043	109,266
Total Collateralized Mortgage Obligations (Cost $734,040)		729,323
	Principal Amount ($) (c)	Value ($)
Government & Agency Obligations 1.9%
Sovereign Bonds 0.4%
Brazilian Government International Bond, 3.875%, 6/12/2030	200,000	177,097
Indonesia Government International Bond, 3.85%, 10/15/2030	300,000	279,350
		456,447
U.S. Treasury Obligations 1.5%
U.S. Treasury Notes:
2.75%, 5/31/2029	898,200	836,238
3.5%, 2/15/2033	99,300	96,725
4.125%, 11/15/2032	600,100	613,227
		1,546,190
Total Government & Agency Obligations (Cost $2,140,246)		2,002,637
Short-Term U.S. Treasury Obligation 1.1%
U.S. Treasury Bills, 4.747% (g), 10/5/2023 (h) (Cost $1,184,810)	1,200,000	1,183,789

	Shares	Value ($)
Exchange-Traded Funds 2.9%
SPDR Bloomberg Convertible Securities ETF (Cost $2,340,555)	43,880	3,069,406
Securities Lending Collateral 2.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (i) (j) (Cost $2,241,858)	2,241,858	2,241,858
Cash Equivalents 4.5%
DWS Central Cash Management Government Fund, 5.13% (i) (Cost $4,782,626)	4,782,626	4,782,626

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,693,925)	106.5	113,136,431
Other Assets and Liabilities, Net	(6.5)	(6,883,530)
Net Assets	100.0	106,252,901
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 15

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 2.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (i) (j)
82,000	2,159,858 (k)	—	—	—	8,324	—	2,241,858	2,241,858
Cash Equivalents 4.5%
DWS Central Cash Management Government Fund, 5.13% (i)
1,133,981	23,945,953	20,297,308	—	—	90,423	—	4,782,626	4,782,626
1,215,981	26,105,811	20,297,308	—	—	98,747	—	7,024,484	7,024,484

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2023 amounted to $2,095,775, which is 2.0% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)	When-issued or delayed delivery securities included.
(f)
Variable or floating rate security. These securities are shown at their current rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At June 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
LIBOR: London Interbank Offered Rate, a common benchmark rate previously used for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies. As of the end of June 2023, certain remaining widely used US Dollar LIBOR rates that were published for an additional period of time to assist with the transition were also phased out. The transition process from LIBOR to Secure Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate Act in March 2022. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

At June 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI Emerging Market Index	USD	9/15/2023	73	3,718,366	3,642,335	(76,031)
TOPIX Index	JPY	9/7/2023	14	2,138,899	2,219,897	80,998
Ultra Long U.S. Treasury Bond	USD	9/20/2023	28	3,758,125	3,814,125	56,000
Total net unrealized appreciation						60,967
At June 30, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	9/29/2023	5	543,230	535,469	7,761
Euro Stoxx 50 Index	EUR	9/15/2023	22	1,043,848	1,062,764	(18,916)
Euro-Schatz	EUR	9/7/2023	21	2,418,781	2,402,659	16,122
S&P 500 E-Mini Index	USD	9/15/2023	25	5,485,750	5,610,313	(124,563)
Ultra 10 Year U.S. Treasury Note	USD	9/20/2023	4	476,114	473,750	2,364
Total net unrealized depreciation						(117,232)

At June 30, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,725,467	EUR	3,465,804	9/7/2023	68,383	Bank of America
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 17

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,654,811	$2,126,158	$—	$6,780,969
Consumer Discretionary	3,685,878	1,677,750	—	5,363,628
Consumer Staples	2,908,892	1,885,820	—	4,794,712
Energy	2,724,849	—	—	2,724,849
Financials	5,503,082	3,696,192	—	9,199,274
Health Care	4,556,052	2,041,462	—	6,597,514
Industrials	4,255,539	2,342,967	—	6,598,506
Information Technology	12,601,741	448,162	—	13,049,903
Materials	1,107,983	702,963	—	1,810,946
Real Estate	1,317,234	70,977	—	1,388,211
Utilities	127,494	992,882	—	1,120,376
Preferred Stocks (a)	2,656,806	—	—	2,656,806
Rights	—	—	204	204
Warrants	—	—	5,331	5,331
Corporate Bonds (a)	—	23,133,823	—	23,133,823
Asset-Backed (a)	—	6,558,665	—	6,558,665
Mortgage-Backed Securities Pass-Throughs	—	5,277,495	—	5,277,495
Commercial Mortgage-Backed Securities	—	2,065,580	—	2,065,580
Collateralized Mortgage Obligations	—	729,323	—	729,323
Government & Agency Obligations (a)	—	2,002,637	—	2,002,637
Short-Term U.S. Treasury Obligation	—	1,183,789	—	1,183,789
Exchange-Traded Funds	3,069,406	—	—	3,069,406
Short-Term Investments (a)	7,024,484	—	—	7,024,484
Derivatives (b)
Futures Contracts	163,245	—	—	163,245
Forward Foreign Currency Contracts	—	68,383	—	68,383
Total	$56,357,496	$57,005,028	$5,535	$113,368,059
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(219,510)	$—	$—	$(219,510)
Total	$(219,510)	$—	$—	$(219,510)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

18 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Assets and Liabilities

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $97,669,441) — including $2,095,775 of securities loaned	$106,111,947
Investment in DWS Government & Agency Securities Portfolio (cost $2,241,858)*	2,241,858
Investment in DWS Central Cash Management Government Fund (cost $4,782,626)	4,782,626
Cash	10,000
Foreign currency, at value (cost $113,711)	114,287
Receivable for investments sold	136,284
Receivable for Fund shares sold	20,819
Dividends receivable	175,755
Interest receivable	375,891
Unrealized appreciation on forward foreign currency contracts	68,383
Foreign taxes recoverable	117,231
Other assets	708
Total assets	114,155,789
Liabilities
Payable upon return of securities loaned	2,241,858
Payable for investments purchased — when-issued/delayed delivery securities	5,494,114
Payable for Fund shares redeemed	20,256
Payable for variation margin on futures contracts	16,372
Accrued management fee	32,068
Accrued Trustees' fees	1,156
Other accrued expenses and payables	97,064
Total liabilities	7,902,888
Net assets, at value	$106,252,901
Net Assets Consist of
Distributable earnings (loss)	6,784,244
Paid-in capital	99,468,657
Net assets, at value	$106,252,901
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($106,240,622 ÷ 5,036,799 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.09
Class B
Net Asset Value, offering and redemption price per share ($12,279 ÷ 583 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$21.08

*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 19

Statement of Operations
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $109,054)	$1,261,245
Interest	872,954
Income distributions — DWS Central Cash Management Government Fund	90,423
Securities lending income, net of borrower rebates	8,324
Total income	2,232,946
Expenses:
Management fee	192,487
Administration fee	50,463
Services to shareholders	489
Distribution service fee (Class B)	14
Custodian fee	12,154
Audit fee	35,336
Legal fees	10,917
Tax fees	4,846
Reports to shareholders	22,477
Trustees' fees and expenses	3,259
Other	9,854
Total expenses before expense reductions	342,296
Expense reductions	(10)
Total expenses after expense reductions	342,286
Net investment income	1,890,660
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	412,353
Swap contracts	266,038
Futures	(40,149)
Forward foreign currency contracts	16,427
Foreign currency	(3,135)
651,534
Change in net unrealized appreciation (depreciation) on:
Investments	5,958,104
Swap contracts	(243,549)
Futures	(295,132)
Forward foreign currency contracts	13,299
Foreign currency	(132,377)
5,300,345
Net gain (loss)	5,951,879
Net increase (decrease) in net assets resulting from operations	$7,842,539
The accompanying notes are an integral part of the financial statements.

20 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$1,890,660	$3,146,492
Net realized gain (loss)	651,534	(3,479,034)
Change in net unrealized appreciation (depreciation)	5,300,345	(18,974,528)
Net increase (decrease) in net assets resulting from operations	7,842,539	(19,307,070)
Distributions to shareholders:
Class A	(3,321,406)	(12,945,935)
Class B	(342)	(1,320)
Total distributions	(3,321,748)	(12,947,255)
Fund share transactions:
Class A
Proceeds from shares sold	2,218,849	4,686,710
Reinvestment of distributions	3,321,406	12,945,935
Payments for shares redeemed	(6,477,469)	(14,102,685)
Net increase (decrease) in net assets from Class A share transactions	(937,214)	3,529,960
Class B
Reinvestment of distributions	342	1,320
Net increase (decrease) in net assets from Class B share transactions	342	1,320
Increase (decrease) in net assets	3,583,919	(28,723,045)
Net assets at beginning of period	102,668,982	131,392,027
Net assets at end of period	$106,252,901	$102,668,982

Other Information
Class A
Shares outstanding at beginning of period	5,077,917	4,905,426
Shares sold	106,943	215,723
Shares issued to shareholders in reinvestment of distributions	162,814	602,697
Shares redeemed	(310,875)	(645,929)
Net increase (decrease) in Class A shares	(41,118)	172,491
Shares outstanding at end of period	5,036,799	5,077,917
Class B
Shares outstanding at beginning of period	566	504
Shares issued to shareholders in reinvestment of distributions	17	62
Net increase (decrease) in Class B shares	17	62
Shares outstanding at end of period	583	566
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 21

Financial Highlights
DWS Global Income Builder VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$20.22	$26.78	$25.07	$24.63	$21.33	$26.56
Income (loss) from investment operations:
Net investment income[a]	.37	.61	.62	.57	.69	.80
Net realized and unrealized gain (loss)	1.17	(4.47)	2.08	1.16	3.54	(2.67)
Total from investment operations	1.54	(3.86)	2.70	1.73	4.23	(1.87)
Less distributions from:
Net investment income	(.67 )	(.69 )	(.62 )	(.74 )	(.90 )	(.98 )
Net realized gains	—	(2.01)	(.37 )	(.55 )	(.03 )	(2.38)
Total distributions	(.67 )	(2.70)	(.99 )	(1.29)	(.93 )	(3.36)
Net asset value, end of period	$21.09	$20.22	$26.78	$25.07	$24.63	$21.33
Total Return (%)	7.74 *	(14.98)	10.95	8.28	20.16	(7.66)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	103	131	127	130	120
Ratio of expenses before expense reductions (%)[c]	.66 **	.65	.61	.64	.68	.69
Ratio of expenses after expense reductions (%)[c]	.66 **	.65	.61	.64	.68	.68
Ratio of net investment income (%)	3.63 **	2.80	2.36	2.51	2.96	3.34
Portfolio turnover rate (%)	68 *	95	104	137	182	70

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

22 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

DWS Global Income Builder VIP — Class B
	Six Months Ended 6/30/23	Years Ended December 31,				Period Ended
	(Unaudited)	2022	2021	2020	2019	12/31/18[a]
Selected Per Share Data
Net asset value, beginning of period	$20.17	$26.70	$25.01	$24.61	$21.30	$22.65
Income (loss) from investment operations:
Net investment income[b]	.35	.55	.52	.50	.65	.50
Net realized and unrealized gain (loss)	1.16	(4.46)	2.08	1.15	3.55	(1.85)
Total from investment operations	1.51	(3.91)	2.60	1.65	4.20	(1.35)
Less distributions from:
Net investment income	(.60 )	(.61 )	(.54 )	(.70 )	(.86 )	—
Net realized gains	—	(2.01)	(.37 )	(.55 )	(.03 )	—
Total distributions	(.60 )	(2.62)	(.91 )	(1.25)	(.89 )	—
Net asset value, end of period	$21.08	$20.17	$26.70	$25.01	$24.61	$21.30
Total Return (%)[c]	7.61 *	(15.24)	10.56	7.90	20.01	(5.96)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11	13	12	11	9
Ratio of expenses before expense reductions (%)[d]	1.12 **	1.12	1.05	1.10	1.10	1.15 **
Ratio of expenses after expense reductions (%)[d]	.96 **	.96	.96	.93	.86	.86 **
Ratio of net investment income (%)	3.37 **	2.49	1.99	2.20	2.77	3.30 **
Portfolio turnover rate (%)	68 *	95	104	137	182	70 [e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 23

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

24 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended  June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 25

As of June 30, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $3,559,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $105,030,738. The net unrealized appreciation for all investments based on tax cost was $8,105,693. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,472,394 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,366,701.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in derivatives, premium amortization on debt securities, interest income on defaulted securities, the realized tax character on distributions from certain securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included

26 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2023, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
There were no open interest rate swap contracts as of June 30, 2023. For the six months ended June 30, 2023, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $6,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2023, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 27

contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of June 30, 2023, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,676,000 to $9,902,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $10,085,000 to $12,691,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of June 30, 2023, is included in the table following the Fund’s Investment Portfolio. For the six months ended June 30, 2023,, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,671,000 to $3,725,000.
The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$80,998	$80,998
Interest Rate Contracts (a)	—	82,247	82,247
Foreign Exchange Contracts (b)	68,383	—	68,383
	$68,383	$163,245	$231,628
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Futures Contracts
Equity Contracts (a)	$(219,510)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

28 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$(34,873)	$(34,873)
Interest Rate Contracts (a)	—	266,038	(5,276)	260,762
Foreign Exchange Contracts (a)	16,427	—	—	16,427
	$16,427	$266,038	$(40,149)	$242,316
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$(431,085)	$(431,085)
Interest Rate Contracts (a)	—	(243,549)	135,953	(107,596)
Foreign Exchange Contracts (a)	13,299	—	—	13,299
	$13,299	$(243,549)	$(295,132)	$(525,382)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of June 30, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$68,383	$—	$—	$68,383
C.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$66,026,732	$64,036,728
U.S. Treasury Obligations	$2,979,230	$5,953,514
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

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Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.370%
Next $750 million of such net assets	.345%
Over $1 billion of such net assets	.310%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2023 (through April 30, 2024 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.71%
Class B	.96%
For the six months ended June 30, 2023, fees waived and/or expenses reimbursed for Class B are $10.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $50,463, of which $8,408 is unpaid.
Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2023, the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2023
Class B	$14	$2
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$310	$98
Class B	13	4
	$323	$102
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $803, of which $15 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under

30 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the six months ended June 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $42.
E.
Ownership of the Fund
At June 30, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 62%.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

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Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

32 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,077.40	$1,076.10
Expenses Paid per $1,000*	$3.40	$4.94
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,021.52	$1,020.03
Expenses Paid per $1,000*	$3.31	$4.81

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.66%	.96%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

34 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 35

the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

36 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Notes

Notes

VS2GIB-3  (R-028382-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS Government Money Market VIP

Contents
3	Portfolio Summary
3	Portfolio Management Team
4	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
12	Other Information
13	Information About Your Fund's Expenses
14	Proxy Voting
15	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/23	12/31/22
Repurchase Agreements	63%	68%
Government & Agency Obligations	37%	32%
	100%	100%

Weighted Average Maturity	6/30/23	12/31/22
Deutsche DWS Variable Series II —DWS Government Money Market VIP	21 days	8 days
iMoneyNet Money Fund AverageTM— Gov’t & Agency Retail*	22 days	15 days

*
The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 4.
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 3

Investment Portfolioas of June 30, 2023 (Unaudited)

	Principal Amount ($)	Value ($)
Government & Agency Obligations 37.4%
U.S. Government Sponsored Agencies 16.9%
Federal Home Loan Banks:
4.779% (a), 8/4/2023	1,000,000	995,548
5.009% (a), 7/25/2023	1,700,000	1,694,401
5.039% (a), 11/17/2023	6,000,000	5,884,862
SOFR + 0.02%, 5.08% (b), 9/18/2023	7,500,000	7,500,000
SOFR + 0.03%, 5.09% (b), 11/10/2023	7,000,000	7,000,000
SOFR + 0.07%, 5.13% (b), 11/27/2023	2,500,000	2,500,000
SOFR + 0.09%, 5.15% (b), 12/1/2023	6,000,000	6,000,000
		31,574,811
U.S. Treasury Obligations 20.5%
U.S. Treasury Bills:
4.684% (a), 9/21/2023	6,000,000	5,936,860
4.721% (a), 7/20/2023	1,000,000	997,543
5.258% (a), 11/24/2023	3,000,000	2,936,904
5.272% (a), 10/26/2023	9,000,000	8,847,841
5.305% (a), 8/24/2023	3,000,000	2,976,454
5.323% (a), 12/7/2023	220,000	214,899
5.384% (a), 11/9/2023	3,000,000	2,942,032
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield minus 0.015%, 5.234% (b), 1/31/2024	3,000,000	3,001,189
3-month U.S. Treasury Bill Money Market Yield + 0.029%, 5.278% (b), 7/31/2023	7,500,000	7,500,717
3-month U.S. Treasury Bill Money Market Yield + 0.035%, 5.284% (b), 10/31/2023	3,000,000	3,001,342
		38,355,781
Total Government & Agency Obligations (Cost $69,930,592)		69,930,592
	Principal Amount ($)	Value ($)
Repurchase Agreements 62.6%
BNP Paribas, 5.05%, dated 6/30/2023, to be repurchased at $22,909,637 on 7/3/2023 (c)	22,900,000	22,900,000
Citigroup Global Markets, Inc., 5.05%, dated 6/30/2023, to be repurchased at $21,409,006 on 7/3/2023 (d)	21,400,000	21,400,000
JPMorgan Securities, Inc., 5.05%, dated 6/30/2023, to be repurchased at $27,291,480 on 7/3/2023 (e)	27,280,000	27,280,000
Royal Bank of Canada, 5.05%, dated 6/30/2023, to be repurchased at $22,209,343 on 7/3/2023 (f)	22,200,000	22,200,000
Wells Fargo Bank, 5.06%, dated 6/30/2023, to be repurchased at $23,399,863 on 7/3/2023 (g)	23,390,000	23,390,000
Total Repurchase Agreements (Cost $117,170,000)		117,170,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $187,100,592)	100.0	187,100,592
Other Assets and Liabilities, Net	(0.0)	(22,425)
Net Assets	100.0	187,078,167

(a)	Annualized yield at time of purchase; not a coupon rate.
(b)	Floating rate security. These securities are shown at their current rate as of June 30, 2023.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
23,849,300	U.S. Treasury Bills	Zero Coupon	7/5/2023–12/21/2023	23,358,030
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,796,000	U.S. Treasury Notes	2.5–3.125	2/28/2026–8/31/2029	21,828,067

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
27,892,000	U.S. Treasury Bills	Zero Coupon	7/20/2023	27,825,617

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
24,042,500	U.S. Treasury Notes	2.625	5/31/2027	22,644,083

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
24,168,192	Federal National Mortgage Association	1.5–7.0	9/1/2025–5/1/2058	23,857,800

SOFR: Secured Overnight Financing Rate
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$69,930,592	$—	$69,930,592
Repurchase Agreements	—	117,170,000	—	117,170,000
Total	$—	$187,100,592	$—	$187,100,592

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 5

Statement of Assets and Liabilities
Statement of Operations

as of June 30, 2023 (Unaudited)

Assets
Investments in securities, valued at amortized cost	$69,930,592
Repurchase agreements, valued at amortized cost	117,170,000
Cash	43,449
Receivable for Fund shares sold	225,674
Interest receivable	242,025
Other assets	1,952
Total assets	187,613,692
Liabilities
Payable for Fund shares redeemed	33,164
Distributions payable	361,600
Accrued management fee	36,098
Accrued Trustees' fees	1,980
Other accrued expenses and payables	102,683
Total liabilities	535,525
Net assets, at value	$187,078,167
Net Assets Consist of
Distributable earnings (loss)	7,353
Paid-in capital	187,070,814
Net assets, at value	$187,078,167
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($187,078,167 ÷ 187,136,424 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Interest	$4,414,962
Expenses:
Management fee	218,583
Administration fee	90,224
Services to shareholders	1,467
Custodian fee	3,136
Professional fees	27,908
Reports to shareholders	33,697
Trustees' fees and expenses	4,647
Other	5,445
Total expenses	385,107
Net investment income	4,029,855
Net realized gain (loss) from investments	989
Net increase (decrease) in net assets resulting from operations	$4,030,844
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$4,029,855	$2,385,589
Net realized gain (loss)	989	(119)
Net increase (decrease) in net assets resulting from operations	4,030,844	2,385,470
Distributions to shareholders:
Class A	(4,029,855)	(2,385,590)
Fund share transactions:
Class A
Proceeds from shares sold	55,534,285	174,719,180
Reinvestment of distributions	3,982,397	2,068,026
Payments for shares redeemed	(58,986,274)	(186,972,657)
Net increase (decrease) in net assets from Class A share transactions	530,408	(10,185,451)
Increase (decrease) in net assets	531,397	(10,185,571)
Net assets at beginning of period	186,546,770	196,732,341
Net assets at end of period	$187,078,167	$186,546,770

Other Information
Class A
Shares outstanding at beginning of period	186,606,016	196,801,073
Shares sold	55,534,285	174,709,574
Shares issued to shareholders in reinvestment of distributions	3,982,397	2,068,026
Shares redeemed	(58,986,274)	(186,972,657)
Net increase (decrease) in Class A shares	530,408	(10,195,057)
Shares outstanding at end of period	187,136,424	186,606,016
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 7

Financial Highlights
DWS Government Money Market VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.021	.013	.000 *	.002	.018	.014
Net realized gain (loss)	.000 *	(.000 )*	(.000 )*	.000 *	.000 *	(.000 )*
Total from investment operations	.021	.013	.000 *	.002	.018	.014
Less distributions from:
Net investment income	(.021 )	(.013 )	(.000 )*	(.002 )	(.018 )	(.014 )
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	2.17 **	1.29 [a]	.01 [a]	.24 [a]	1.77 [a]	1.39 [a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	187	197	153	122	107
Ratio of expenses before expense reductions (%)[b]	.41 ***	.40	.42	.42	.47	.50
Ratio of expenses after expense reductions (%)[b]	.41 ***	.32	.06	.23	.47	.50
Ratio of net investment income (%)	4.33 ***	1.25	.01	.20	1.74	1.37

[a]	Total return would have been lower had certain expenses not been reduced.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of June 30, 2023, the Fund held repurchase agreements with a gross value of $117,170,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $148 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2023, the Fund had an aggregate cost of investments for federal income tax purposes of $187,100,592.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 9

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.235%
Next $500 million of such net assets	.220%
Next $1.0 billion of such net assets	.205%
Over $2.0 billion of such net assets	.190%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.51%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $90,224, of which $14,900 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC aggregated $1,286, of which $453 is unpaid.

10 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $503, of which $15 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Ownership of the Fund
At June 30, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 72%.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Fund’s investments to decline and impair the Fund’s ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 11

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

12 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A
Beginning Account Value 1/1/23	$1,000.00
Ending Account Value 6/30/23	$1,021.70
Expenses Paid per $1,000*	$2.06
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/23	$1,000.00
Ending Account Value 6/30/23	$1,022.76
Expenses Paid per $1,000*	$2.06

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.41%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 13

Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

14 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2021, the Fund’s gross performance (Class A shares) was in the 3rd quartile and 4th quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 15

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). Based on Broadridge data provided as of December 31, 2021, the Board noted that the Fund’s Class A shares total (net) operating expenses were lower than the median (2nd quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent

16 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 17

Notes

Notes

VS2GMM-3  (R-028387-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS High Income VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
25	Other Information
26	Information About Your Fund's Expenses
27	Liquidity Risk Management
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS High Income VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.91% and 1.32% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,422	$10,870	$10,929	$11,869	$14,750
	Average annual total return	4.22%	8.70%	3.01%	3.49%	3.96%
ICE BofA US High Yield Index	Growth of $10,000	$10,542	$10,884	$10,992	$11,687	$15,283
	Average annual total return	5.42%	8.84%	3.20%	3.17%	4.33%
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,419	$10,823	$10,804	$11,669	$14,266
	Average annual total return	4.19%	8.23%	2.61%	3.14%	3.62%
ICE BofA US High Yield Index	Growth of $10,000	$10,542	$10,884	$10,992	$11,687	$15,283
	Average annual total return	5.42%	8.84%	3.20%	3.17%	4.33%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS High Income VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/23	12/31/22
Corporate Bonds	93%	91%
Exchange-Traded Funds	4%	2%
Cash Equivalents	2%	4%
Loan Participations and Assignments	1%	3%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
Consumer Discretionary	22%	18%
Communication Services	17%	19%
Energy	17%	19%
Industrials	13%	14%
Materials	10%	9%
Health Care	9%	8%
Utilities	4%	4%
Real Estate	3%	4%
Information Technology	2%	1%
Consumer Staples	2%	3%
Financials	1%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
BBB	7%	10%
BB	56%	61%
B	30%	25%
CCC	5%	2%
Not Rated	2%	2%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income1
Sarah Rowin, CFA, Senior Portfolio Manager Fixed Income2
Nick Soroka, Portfolio Manager & Senior Research Analyst Fixed Income3
Kirk Maurer, CFA, Portfolio Manager & Senior Research Analyst Fixed Income3
1 Wlll manage the Fund through September 1, 2023.
2 Began managing the Fund on February 1, 2023.
3 Began managing the Fund on July 12, 2023.

4 |	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolioas of June 30, 2023 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 92.1%
Communication Services 15.2%
Altice France Holding SA, 144A, 10.5%, 5/15/2027	200,000	121,106
Altice France SA, 144A, 5.5%, 1/15/2028	200,000	151,021
CCO Holdings LLC:
144A, 4.5%, 8/15/2030	100,000	83,269
4.5%, 5/1/2032	10,000	7,985
144A, 4.75%, 3/1/2030	140,000	119,712
144A, 5.0%, 2/1/2028	250,000	227,772
144A, 5.125%, 5/1/2027	375,000	349,217
144A, 5.375%, 6/1/2029	350,000	316,433
Clear Channel Outdoor Holdings, Inc.:
144A, 5.125%, 8/15/2027	320,000	290,526
144A, 7.5%, 6/1/2029	55,000	40,699
144A, 7.75%, 4/15/2028	155,000	121,675
CommScope Technologies LLC:
144A, 5.0%, 3/15/2027	65,000	45,244
144A, 6.0%, 6/15/2025	75,000	69,905
CSC Holdings LLC:
144A, 4.125%, 12/1/2030	200,000	139,905
144A, 5.0%, 11/15/2031	280,000	130,398
144A, 6.5%, 2/1/2029	400,000	323,214
DirecTV Financing LLC, 144A, 5.875%, 8/15/2027	45,000	40,754
DISH DBS Corp.:
144A, 5.25%, 12/1/2026	140,000	112,304
144A, 5.75%, 12/1/2028	125,000	92,973
5.875%, 11/15/2024	86,000	75,217
7.75%, 7/1/2026	210,000	128,723
DISH Network Corp., 144A, 11.75%, 11/15/2027	75,000	73,193
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028	150,000	129,422
5.875%, 11/1/2029	75,000	54,750
Gen Digital, Inc.:
144A, 6.75%, 9/30/2027	100,000	99,718
144A, 7.125%, 9/30/2030	70,000	70,117
Iliad Holding SASU, 144A, 6.5%, 10/15/2026	200,000	188,765
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	189,000	177,141
Level 3 Financing, Inc.:
144A, 3.4%, 3/1/2027	150,000	127,275
144A, 4.625%, 9/15/2027	100,000	69,580
144A, 10.5%, 5/15/2030	78,000	79,141
Lumen Technologies, Inc., 144A, 4.0%, 2/15/2027	60,000	44,713
	Principal Amount ($)(a)		Value ($)
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		70,000	58,825
144A, 5.0%, 8/15/2027		140,000	127,078
Sirius XM Radio, Inc.:
144A, 3.125%, 9/1/2026		110,000	98,477
144A, 4.0%, 7/15/2028		75,000	65,165
Sprint LLC, 7.625%, 3/1/2026		245,000	254,500
Telecom Italia Capital SA, 6.375%, 11/15/2033		305,000	258,735
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		200,000	183,400
Uber Technologies, Inc., 144A, 6.25%, 1/15/2028		25,000	24,876
ViaSat, Inc., 144A, 5.625%, 9/15/2025		136,000	131,783
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		200,000	159,219
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	312,071
Vodafone Group PLC, 7.0%, 4/4/2079		265,000	271,718
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	270,000	216,230
Ziggo BV, 144A, 4.875%, 1/15/2030		290,000	240,679
			6,504,623
Consumer Discretionary 20.3%
Affinity Interactive, 144A, 6.875%, 12/15/2027		160,000	140,800
Avis Budget Car Rental LLC, 144A, 5.375%, 3/1/2029		100,000	92,756
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		70,000	67,577
6.875%, 11/1/2035		100,000	91,499
144A, 9.375%, 7/1/2025		35,000	37,153
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029		100,000	88,500
Boyd Gaming Corp., 144A, 4.75%, 6/15/2031		100,000	89,335
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		210,000	183,374
144A, 6.25%, 7/1/2025		270,000	268,750
144A, 8.125%, 7/1/2027		410,000	419,622
Carnival Corp.:
144A, 5.75%, 3/1/2027		330,000	303,795
144A, 6.0%, 5/1/2029		195,000	174,103
144A, 7.625%, 3/1/2026		95,000	93,043
REG S, 10.125%, 2/1/2026	EUR	100,000	114,412
144A, 10.5%, 2/1/2026		80,000	84,097
Cinemark USA, Inc., 144A, 5.875%, 3/15/2026		55,000	52,181
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	100,000	103,838
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 5

	Principal Amount ($)(a)		Value ($)
REG S, 4.375%, 5/15/2026	EUR	200,000	207,676
Crocs, Inc., 144A, 4.125%, 8/15/2031		100,000	80,750
Ford Motor Co., 6.1%, 8/19/2032		225,000	218,060
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		209,000	194,344
3.625%, 6/17/2031		240,000	196,710
4.95%, 5/28/2027		200,000	188,657
5.113%, 5/3/2029		200,000	185,482
5.125%, 6/16/2025		230,000	223,682
7.2%, 6/10/2030		200,000	201,842
Hanesbrands, Inc., 144A, 9.0%, 2/15/2031		70,000	70,551
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028		200,000	184,588
144A, 7.75%, 10/15/2025		200,000	200,800
Macy's Retail Holdings LLC, 144A, 5.875%, 3/15/2030		76,000	67,724
Marriott Ownership Resorts, Inc., 144A, 4.5%, 6/15/2029		125,000	107,883
Melco Resorts Finance Ltd., 144A, 5.375%, 12/4/2029		200,000	165,266
Meritage Homes Corp., 6.0%, 6/1/2025		90,000	89,859
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		100,000	88,305
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		100,000	96,228
144A, 5.875%, 3/15/2026		130,000	121,623
144A, 8.375%, 2/1/2028		110,000	114,944
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		60,000	54,001
Newell Brands, Inc., 4.7%, 4/1/2026		160,000	150,296
PetSmart, Inc., 144A, 7.75%, 2/15/2029		250,000	248,395
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		170,000	160,225
Ritchie Bros Holdings, Inc.:
144A, 6.75%, 3/15/2028		30,000	30,238
144A, 7.75%, 3/15/2031		85,000	88,181
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028		110,000	95,601
144A, 4.25%, 7/1/2026		75,000	68,846
144A, 5.375%, 7/15/2027		126,000	117,817
144A, 7.25%, 1/15/2030		20,000	20,257
144A, 9.25%, 1/15/2029		340,000	362,240
144A, 11.5%, 6/1/2025		22,000	23,342
144A, 11.625%, 8/15/2027		210,000	228,362
Sands China Ltd., 4.875%, 6/18/2030		200,000	178,014
Scientific Games International, Inc., 144A, 7.0%, 5/15/2028		110,000	109,413
SRS Distribution, Inc.:
144A, 4.625%, 7/1/2028		50,000	44,639
	Principal Amount ($)(a)		Value ($)
144A, 6.0%, 12/1/2029		100,000	86,305
Staples, Inc., 144A, 7.5%, 4/15/2026		240,000	198,219
Travel & Leisure Co., 144A, 6.625%, 7/31/2026		120,000	119,088
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		105,000	96,508
144A, 7.0%, 2/15/2029		90,000	83,700
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029		15,000	13,725
Windsor Holdings III LLC, 144A, 8.5%, 6/15/2030 (b)		60,000	59,719
Wynn Macau Ltd., 144A, 5.125%, 12/15/2029		200,000	168,012
Wynn Resorts Finance LLC:
144A, 5.125%, 10/1/2029		105,000	94,100
144A, 7.125%, 2/15/2031		85,000	84,485
Yum Brands, Inc., 5.375%, 4/1/2032		100,000	95,046
ZF North America Capital, Inc., 144A, 7.125%, 4/14/2030		150,000	152,558
			8,641,141
Consumer Staples 1.6%
Albertsons Companies, Inc.:
144A, 3.25%, 3/15/2026		75,000	69,268
144A, 3.5%, 3/15/2029		100,000	86,564
Coty, Inc., REG S, 3.875%, 4/15/2026	EUR	100,000	105,574
Pilgrim's Pride Corp.:
4.25%, 4/15/2031		245,000	210,100
144A, 5.875%, 9/30/2027		230,000	227,240
			698,746
Energy 15.6%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029		70,000	65,043
144A, 5.75%, 3/1/2027		130,000	125,377
144A, 5.75%, 1/15/2028		90,000	85,796
144A, 7.875%, 5/15/2026		156,000	158,212
Apache Corp., 5.1%, 9/1/2040		57,000	46,313
Archrock Partners LP, 144A, 6.875%, 4/1/2027		110,000	105,600
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029		130,000	115,978
144A, 8.25%, 12/31/2028		150,000	147,511
Buckeye Partners LP, 144A, 4.5%, 3/1/2028		80,000	71,678
Chesapeake Energy Corp.:
144A, 5.875%, 2/1/2029		75,000	71,240
144A, 6.75%, 4/15/2029		170,000	168,680
Chord Energy Corp., 144A, 6.375%, 6/1/2026		40,000	39,655
Civitas Resources, Inc.:
144A, 8.375%, 7/1/2028		20,000	20,226
144A, 8.75%, 7/1/2031		40,000	40,552
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	135,000	125,132
144A, 7.25%, 3/14/2027	10,000	9,896
144A, 7.375%, 1/15/2031	70,000	68,106
Comstock Resources, Inc., 144A, 5.875%, 1/15/2030	30,000	26,045
DCP Midstream Operating LP, 5.375%, 7/15/2025	527,000	521,730
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	155,000	136,024
144A, 4.375%, 6/15/2031	30,000	25,838
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	145,000	141,836
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	75,000	74,909
EQM Midstream Partners LP:
4.125%, 12/1/2026	100,000	93,003
144A, 4.5%, 1/15/2029	25,000	22,297
144A, 6.5%, 7/1/2027	80,000	78,902
Genesis Energy LP:
6.5%, 10/1/2025	90,000	88,631
7.75%, 2/1/2028	75,000	71,335
8.875%, 4/15/2030	170,000	166,089
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	155,000	153,673
Hess Midstream Operations LP:
144A, 4.25%, 2/15/2030	110,000	95,975
144A, 5.125%, 6/15/2028	75,000	70,192
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	155,000	140,351
144A, 6.0%, 2/1/2031	110,000	98,051
144A, 6.25%, 11/1/2028	125,000	117,663
Howard Midstream Energy Partners LLC:
144A, 6.75%, 1/15/2027	40,000	38,100
144A, 8.875%, 7/15/2028 (b)	85,000	85,425
Kinetik Holdings LP, 144A, 5.875%, 6/15/2030	85,000	80,792
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029	55,000	50,494
Nabors Industries, Inc.:
5.75%, 2/1/2025	105,000	101,611
144A, 7.375%, 5/15/2027	150,000	142,729
Northern Oil & Gas, Inc., 144A, 8.75%, 6/15/2031	40,000	39,300
NuStar Logistics LP, 5.75%, 10/1/2025	80,000	77,996
Parkland Corp., 144A, 5.875%, 7/15/2027	80,000	77,185
Pdc Energy, Inc., 5.75%, 5/15/2026	105,000	104,580
Permian Resources Operating LLC, 144A, 5.875%, 7/1/2029	225,000	211,952
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	30,000	27,106
	Principal Amount ($)(a)		Value ($)
Range Resources Corp., 8.25%, 1/15/2029		280,000	291,536
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029		30,000	27,674
SM Energy Co., 6.5%, 7/15/2028		80,000	76,800
Southwestern Energy Co.:
4.75%, 2/1/2032		150,000	132,200
5.375%, 2/1/2029		155,000	145,958
8.375%, 9/15/2028		50,000	52,052
TransAlta Corp., 7.75%, 11/15/2029		85,000	87,507
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027		166,563	164,272
Transocean Titan Financing Ltd., 144A, 8.375%, 2/1/2028		90,000	91,912
Transocean, Inc.:
144A, 7.5%, 1/15/2026		160,000	152,000
144A, 8.75%, 2/15/2030		110,000	111,650
USA Compression Partners LP, 6.875%, 4/1/2026		142,000	139,102
Venture Global Calcasieu Pass LLC:
144A, 4.125%, 8/15/2031		30,000	25,799
144A, 6.25%, 1/15/2030		50,000	49,597
Venture Global LNG, Inc.:
144A, 8.125%, 6/1/2028		90,000	91,407
144A, 8.375%, 6/1/2031		110,000	110,898
Weatherford International Ltd., 144A, 8.625%, 4/30/2030		272,000	276,146
			6,651,319
Financials 1.1%
HUB International Ltd., 144A, 7.25%, 6/15/2030		20,000	20,652
Macquarie Airfinance Holdings Ltd., 144A, 8.375%, 5/1/2028		50,000	50,697
Navient Corp., 6.125%, 3/25/2024		393,000	389,925
			461,274
Health Care 7.8%
1375209 BC Ltd., 144A, 9.0%, 1/30/2028		125,000	125,313
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		250,000	230,525
Avantor Funding, Inc., REG S, 3.875%, 7/15/2028	EUR	100,000	99,779
Bausch Health Companies, Inc.:
144A, 5.5%, 11/1/2025		51,000	45,063
144A, 6.125%, 2/1/2027		250,000	160,050
Catalent Pharma Solutions, Inc.:
REG S, 2.375%, 3/1/2028	EUR	100,000	87,717
144A, 5.0%, 7/15/2027		125,000	114,674
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 7

	Principal Amount ($)(a)		Value ($)
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		65,000	57,202
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		115,000	86,915
144A, 5.25%, 5/15/2030		90,000	70,895
144A, 5.625%, 3/15/2027		135,000	118,967
144A, 6.0%, 1/15/2029		35,000	29,444
144A, 6.125%, 4/1/2030		50,000	29,786
Encompass Health Corp.:
4.5%, 2/1/2028		45,000	41,866
4.75%, 2/1/2030		137,000	124,739
Fortrea Holdings, Inc., 144A, 7.5%, 7/1/2030		65,000	66,558
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		75,000	58,032
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029		115,000	67,925
Medline Borrower LP, 144A, 5.25%, 10/1/2029		120,000	104,124
Molina Healthcare, Inc., 144A, 3.875%, 11/15/2030		100,000	85,916
Owens & Minor, Inc.:
144A, 4.5%, 3/31/2029		55,000	45,671
144A, 6.625%, 4/1/2030		50,000	45,363
Select Medical Corp., 144A, 6.25%, 8/15/2026		125,000	122,853
Tenet Healthcare Corp.:
4.875%, 1/1/2026		250,000	243,497
5.125%, 11/1/2027		150,000	143,202
6.125%, 10/1/2028		185,000	178,100
6.125%, 6/15/2030		215,000	211,926
144A, 6.75%, 5/15/2031		65,000	65,158
Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/2030	EUR	100,000	92,924
Teva Pharmaceutical Finance Netherlands III BV:
5.125%, 5/9/2029		200,000	181,420
8.125%, 9/15/2031		200,000	209,616
			3,345,220
Industrials 12.4%
ADT Security Corp., 144A, 4.875%, 7/15/2032		50,000	42,750
Advanced Drainage Systems, Inc., 144A, 6.375%, 6/15/2030		90,000	89,034
Allied Universal Holdco LLC:
144A, 6.0%, 6/1/2029		200,000	147,581
144A, 6.625%, 7/15/2026		90,000	85,405
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		275,000	272,440
144A, 5.75%, 4/20/2029		135,000	131,082
144A, 7.25%, 2/15/2028		90,000	89,464
144A, 11.75%, 7/15/2025		120,000	131,583
	Principal Amount ($)(a)		Value ($)
ATS Corp., 144A, 4.125%, 12/15/2028		30,000	26,851
Bombardier, Inc.:
144A, 6.0%, 2/15/2028		135,000	127,589
144A, 7.5%, 2/1/2029		140,000	138,368
Builders FirstSource, Inc., 144A, 4.25%, 2/1/2032		105,000	91,366
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028		45,000	39,423
Chart Industries, Inc.:
144A, 7.5%, 1/1/2030		110,000	112,228
144A, 9.5%, 1/1/2031		40,000	42,441
Clean Harbors, Inc.:
144A, 5.125%, 7/15/2029		45,000	42,575
144A, 6.375%, 2/1/2031		110,000	110,689
Emerald Debt Merger Sub LLC, 144A, 6.625%, 12/15/2030		130,000	128,862
Fortress Transportation & Infrastructure Investors LLC, 144A, 6.5%, 10/1/2025		80,000	78,813
Garda World Security Corp., 144A, 7.75%, 2/15/2028		30,000	29,779
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025		80,000	76,110
144A, 4.0%, 8/1/2028		250,000	223,513
144A, 5.125%, 12/15/2026		50,000	48,239
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026		100,000	94,654
Hertz Corp.:
144A, 4.625%, 12/1/2026		160,000	144,400
144A, 5.0%, 12/1/2029		80,000	66,131
Howmet Aerospace, Inc., 6.875%, 5/1/2025		140,000	142,226
International Consolidated Airlines Group SA, REG S, 3.75%, 3/25/2029	EUR	100,000	95,071
LABL, Inc., 144A, 9.5%, 11/1/2028		20,000	20,348
Madison IAQ LLC, 144A, 5.875%, 6/30/2029		80,000	64,793
Masonite International Corp., 144A, 5.375%, 2/1/2028		74,000	70,538
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027		104,000	104,260
Moog, Inc., 144A, 4.25%, 12/15/2027		160,000	148,061
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029		95,000	85,025
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027		65,000	57,328
144A, 6.25%, 1/15/2028		135,000	126,468
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		155,000	139,508
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		219,000	220,652
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
Summit Materials LLC, 144A, 5.25%, 1/15/2029		54,000	51,018
TK Elevator Holdco GmbH, REG S, 6.625%, 7/15/2028	EUR	180,000	166,973
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		200,000	184,775
TransDigm, Inc.:
4.625%, 1/15/2029		205,000	182,359
5.5%, 11/15/2027		115,000	108,468
144A, 6.75%, 8/15/2028		90,000	90,341
Triumph Group, Inc., 144A, 9.0%, 3/15/2028		85,000	86,788
United Airlines, Inc., 144A, 4.375%, 4/15/2026		160,000	152,017
United Rentals North America, Inc.:
4.875%, 1/15/2028		90,000	85,643
5.25%, 1/15/2030		80,000	76,362
144A, 6.0%, 12/15/2029		200,000	199,508
			5,269,900
Information Technology 1.9%
AthenaHealth Group, Inc., 144A, 6.5%, 2/15/2030		125,000	105,205
Capstone Borrower, Inc., 144A, 8.0%, 6/15/2030		30,000	29,625
Cloud Software Group, Inc., 144A, 9.0%, 9/30/2029		255,000	222,726
McAfee Corp., 144A, 7.375%, 2/15/2030		215,000	186,947
NCR Corp., 144A, 5.75%, 9/1/2027		30,000	29,992
Open Text Corp., 144A, 6.9%, 12/1/2027		30,000	30,541
Playtika Holding Corp., 144A, 4.25%, 3/15/2029		110,000	97,625
Presidio Holdings, Inc., 144A, 8.25%, 2/1/2028		120,000	114,257
			816,918
Materials 9.6%
Arconic Corp., 144A, 6.125%, 2/15/2028		185,000	187,295
Ardagh Packaging Finance PLC, 144A, 5.25%, 8/15/2027		200,000	169,416
Chemours Co.:
4.0%, 5/15/2026	EUR	100,000	100,936
144A, 4.625%, 11/15/2029		100,000	84,512
5.375%, 5/15/2027		95,000	89,490
144A, 5.75%, 11/15/2028		290,000	266,478
Clearwater Paper Corp., 144A, 4.75%, 8/15/2028		155,000	136,425
Cleveland-Cliffs, Inc.:
144A, 4.875%, 3/1/2031		46,000	40,428
144A, 6.75%, 4/15/2030		160,000	154,152
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/2028		150,000	127,530
	Principal Amount ($)(a)		Value ($)
Constellium SE, 144A, 3.75%, 4/15/2029		250,000	212,689
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		200,000	196,881
144A, 6.875%, 10/15/2027		300,000	292,650
FMG Resources August 2006 Pty Ltd., 144A, 4.375%, 4/1/2031		100,000	85,381
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		60,000	55,868
144A, 6.125%, 4/1/2029		100,000	92,077
Mauser Packaging Solutions Holding Co., 144A, 7.875%, 8/15/2026		155,000	153,994
Methanex Corp., 5.25%, 12/15/2029		220,000	201,023
Novelis Corp.:
144A, 3.25%, 11/15/2026		195,000	176,508
144A, 4.75%, 1/30/2030		375,000	333,265
Olympus Water U.S. Holding Corp., 144A, 6.25%, 10/1/2029		200,000	144,660
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029		80,000	71,673
SCIL IV LLC, 144A, 5.375%, 11/1/2026		200,000	182,328
Sealed Air Corp., 144A, 6.125%, 2/1/2028		20,000	19,852
SK Invictus Intermediate II Sarl, 144A, 5.0%, 10/30/2029		155,000	123,168
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		125,000	113,930
Trident TPI Holdings, Inc., 144A, 12.75%, 12/31/2028		20,000	20,740
Tronox, Inc., 144A, 4.625%, 3/15/2029		205,000	170,362
WR Grace Holdings LLC, 144A, 7.375%, 3/1/2031		85,000	83,298
			4,087,009
Real Estate 2.5%
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2027		100,000	94,461
144A, (REIT), 4.875%, 9/15/2029		60,000	53,708
144A, (REIT), 5.0%, 7/15/2028		75,000	69,493
144A, (REIT), 5.25%, 3/15/2028		145,000	135,569
144A, (REIT), 5.25%, 7/15/2030		100,000	90,105
MPT Operating Partnership LP:
(REIT), 3.325%, 3/24/2025	EUR	100,000	97,631
(REIT), 3.5%, 3/15/2031		105,000	72,347
(REIT), 4.625%, 8/1/2029		140,000	105,834
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 9

	Principal Amount ($)(a)		Value ($)
RHP Hotel Properties LP, 144A, (REIT), 7.25%, 7/15/2028		50,000	50,512
SBA Communications Corp., (REIT), 3.125%, 2/1/2029		60,000	50,859
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030		40,000	27,100
VICI Properties LP, 144A, (REIT), 4.625%, 6/15/2025		233,000	225,135
			1,072,754
Utilities 4.1%
AmeriGas Partners LP:
5.5%, 5/20/2025		205,000	197,867
5.75%, 5/20/2027		110,000	101,115
Calpine Corp.:
144A, 4.5%, 2/15/2028		200,000	181,066
144A, 4.625%, 2/1/2029		30,000	25,310
144A, 5.125%, 3/15/2028		50,000	44,620
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		115,000	106,101
Electricite de France SA, REG S, 3.375%, Perpetual (c)	EUR	200,000	167,124
FirstEnergy Corp., Series B, 4.15%, 7/15/2027		90,000	85,485
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031		145,000	113,194
144A, 5.25%, 6/15/2029		157,000	140,394
5.75%, 1/15/2028		200,000	189,530
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028		90,000	82,200
PG&E Corp., 5.25%, 7/1/2030		135,000	121,000
Talen Energy Supply LLC, 144A, 8.625%, 6/1/2030		70,000	72,450
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029		135,000	118,246
			1,745,702
Total Corporate Bonds (Cost $41,581,598)			39,294,606
Loan Participations and Assignments 1.1%
Senior Loans (d)
Athenahealth Group, Inc., Term Loan B, 30-day average SOFR + 3.5%, 8.589%, 2/15/2029		66,193	63,876
Clear Channel Outdoor Holdings, Inc., Term Loan B, 90-day average SOFR + 3.5%, 8.807%, 8/21/2026		196,931	188,455
Frontier Communications Corp., First Lien Term Loan, 1-month USD-LIBOR + 3.75%, 9.0%, 5/1/2028		67,937	66,017
	Principal Amount ($)(a)	Value ($)
Naked Juice LLC, Term Loan, 30-day average SOFR + 3.25%, 90-day average SOFR + 3.25%, 8.452% - 8.592%, 1/24/2029	22,770	21,264
Outfront Media Capital LLC, Term Loan B, 11/18/2026 (e)	110,000	108,568
Total Loan Participations and Assignments (Cost $459,171)		448,180

	Shares	Value ($)
Exchange-Traded Funds 3.4%
iShares Broad USD High Yield Corporate Bond ETF	9,720	343,116
iShares iBoxx High Yield Corporate Bond ETF (f)	6,800	510,476
SPDR Bloomberg High Yield Bond ETF	6,600	607,398
Total Exchange-Traded Funds (Cost $1,563,497)		1,460,990
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	287	1,079
Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (g) (Cost $244,286)	1,100	34,497
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (h) (i) (Cost $510,875)	510,875	510,875
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 5.13% (h) (Cost $942,173)	942,173	942,173

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $45,301,600)	100.1	42,692,400
Other Assets and Liabilities, Net	(0.1)	(23,030)
Net Assets	100.0	42,669,370
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS High Income VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (h) (i)
1,212,645	—	701,770 (j)	—	—	5,006	—	510,875	510,875
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 5.13% (h)
1,468,062	6,684,339	7,210,228	—	—	26,046	—	942,173	942,173
2,680,707	6,684,339	7,911,998	—	—	31,052	—	1,453,048	1,453,048

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	When-issued security.
(c)	Perpetual, callable security with no stated maturity date.
(d)
Variable or floating rate security. These securities are shown at their current rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(e)	All or a portion of the security represents unsettled loan commitments at June 30, 2023 where the rate will be determined at the time of settlement.
(f)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2023 amounted to $502,969, which is 1.2% of net assets.

(g)	Investment was valued using significant unobservable inputs.
(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
LIBOR: London Interbank Offered Rate, a common benchmark rate previously used for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies. As of the end of June 2023, certain remaining widely used US Dollar LIBOR rates that were published for an additional period of time to assist with the transition were also phased out. The transition process from LIBOR to Secure Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate Act in March 2022. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments.
At June 30, 2023, the Fund had an unfunded loan commitments of $7,852, which could be extended at the option of the borrower, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitments ($)	Value ($)	Unrealized Appreciation ($)
Athenahealth Group, Inc., Delayed Draw Term Loan, 2/15/2029	7,852	7,867	15

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 11

At June 30, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,557,151	USD	1,707,752	7/31/2023	5,840	JPMorgan Chase Bank N.A.
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$39,294,606	$—	$39,294,606
Loan Participations and Assignments	—	448,180	—	448,180
Exchange-Traded Funds	1,460,990	—	—	1,460,990
Common Stocks	1,079	—	—	1,079
Warrants	—	—	34,497	34,497
Short-Term Investments (a)	1,453,048	—	—	1,453,048
Unfunded Loan Commitment (b)	—	15	—	15
Derivatives (c)
Forward Foreign Currency Contracts	—	5,840	—	5,840
Total	$2,915,117	$39,748,641	$34,497	$42,698,255

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Includes appreciation on unfunded loan commitments.
(c)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $43,848,552) — including $502,969 of securities loaned	$41,239,352
Investment in DWS Government & Agency Securities Portfolio (cost $510,875)*	510,875
Investment in DWS Central Cash Management Government Fund (cost $942,173)	942,173
Cash	2,471
Foreign currency, at value (cost $10,160)	10,154
Receivable for investments sold	75,375
Receivable for Fund shares sold	19,457
Interest receivable	730,565
Unrealized appreciation on unfunded commitments	15
Unrealized appreciation on forward foreign currency contracts	5,840
Other assets	474
Total assets	43,536,751
Liabilities
Payable upon return of securities loaned	510,875
Payable for investments purchased	108,515
Payable for investments purchased — when-issued securities	145,000
Payable for Fund shares redeemed	19,511
Accrued management fee	9,890
Accrued Trustees' fees	894
Other accrued expenses and payables	72,696
Total liabilities	867,381
Net assets, at value	$42,669,370
Net Assets Consist of
Distributable earnings (loss)	(9,886,927)
Paid-in capital	52,556,297
Net assets, at value	$42,669,370
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($41,919,970 ÷ 7,954,572 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.27
Class B
Net Asset Value, offering and redemption price per share ($749,400 ÷ 141,449 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.30

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 13

Statement of Operations
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Interest	$1,324,672
Dividends	28,966
Income distributions — DWS Central Cash Management Government Fund	26,046
Securities lending income, net of borrower rebates	5,006
Total income	1,384,690
Expenses:
Management fee	105,449
Administration fee	20,457
Services to shareholders	424
Record keeping fee (Class B)	654
Distribution service fee (Class B)	1,091
Custodian fee	3,047
Audit fee	33,110
Legal fees	6,539
Tax fees	3,603
Reports to shareholders	15,660
Trustees' fees and expenses	1,871
Other	4,022
Total expenses before expense reductions	195,927
Expense reductions	(46,547)
Total expenses after expense reductions	149,380
Net investment income	1,235,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(540,723)
Forward foreign currency contracts	(36,546)
Foreign currency	262
(577,007)
Change in net unrealized appreciation (depreciation) on:
Investments	1,098,096
Unfunded loan commitments	608
Forward foreign currency contracts	30,150
Foreign currency	(1,437)
1,127,417
Net gain (loss)	550,410
Net increase (decrease) in net assets resulting from operations	$1,785,720
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$1,235,310	$2,172,053
Net realized gain (loss)	(577,007)	(1,507,696)
Change in net unrealized appreciation (depreciation)	1,127,417	(5,225,122)
Net increase (decrease) in net assets resulting from operations	1,785,720	(4,560,765)
Distributions to shareholders:
Class A	(2,221,545)	(2,374,887)
Class B	(49,689)	(28,302)
Total distributions	(2,271,234)	(2,403,189)
Fund share transactions:
Class A
Proceeds from shares sold	1,102,648	2,744,738
Reinvestment of distributions	2,221,545	2,374,887
Payments for shares redeemed	(2,174,201)	(8,372,146)
Net increase (decrease) in net assets from Class A share transactions	1,149,992	(3,252,521)
Class B
Proceeds from shares sold	369,911	385,798
Reinvestment of distributions	49,689	28,302
Payments for shares redeemed	(326,854)	(269,273)
Net increase (decrease) in net assets from Class B share transactions	92,746	144,827
Increase (decrease) in net assets	757,224	(10,071,648)
Net assets at beginning of period	41,912,146	51,983,794
Net assets at end of period	$42,669,370	$41,912,146

Other Information
Class A
Shares outstanding at beginning of period	7,728,847	8,311,044
Shares sold	206,370	498,999
Shares issued to shareholders in reinvestment of distributions	423,959	431,798
Shares redeemed	(404,604)	(1,512,994)
Net increase (decrease) in Class A shares	225,725	(582,197)
Shares outstanding at end of period	7,954,572	7,728,847
Class B
Shares outstanding at beginning of period	125,968	100,035
Shares sold	67,839	69,817
Shares issued to shareholders in reinvestment of distributions	9,429	5,118
Shares redeemed	(61,787)	(49,002)
Net increase (decrease) in Class B shares	15,481	25,933
Shares outstanding at end of period	141,449	125,968
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 15

Financial Highlights
DWS High Income VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$5.34	$6.18	$6.23	$6.23	$5.71	$6.36
Income (loss) from investment operations:
Net investment income[a]	.16	.27	.27	.29	.31	.33
Net realized and unrealized gain (loss)	.06	(.81 )	(.03 )	.04	.56	(.48 )
Total from investment operations	.22	(.54 )	.24	.33	.87	(.15 )
Less distributions from:
Net investment income	(.29 )	(.30 )	(.29 )	(.33 )	(.35 )	(.50 )
Net asset value, end of period	$5.27	$5.34	$6.18	$6.23	$6.23	$5.71
Total Return (%)[b]	4.22 *	(8.88)	4.00	6.24	15.69	(2.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	41	51	54	56	52
Ratio of expenses before expense reductions (%)[c]	.92 **	.90	.84	.87	.96	.94
Ratio of expenses after expense reductions (%)[c]	.70 **	.71	.71	.70	.68	.69
Ratio of net investment income (%)	5.87 **	4.82	4.32	4.86	5.09	5.41
Portfolio turnover rate (%)	26 *	45	56	94	82	62

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS High Income VIP

DWS High Income VIP — Class B
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$5.35	$6.20	$6.24	$6.25	$5.73	$6.38
Income (loss) from investment operations:
Net investment income[a]	.15	.25	.24	.27	.29	.31
Net realized and unrealized gain (loss)	.07	(.82 )	(.01 )	.04	.57	(.48 )
Total from investment operations	.22	(.57 )	.23	.31	.86	(.17 )
Less distributions from:
Net investment income	(.27 )	(.28 )	(.27 )	(.32 )	(.34 )	(.48 )
Net asset value, end of period	$5.30	$5.35	$6.20	$6.24	$6.25	$5.73
Total Return (%)[b]	4.19 *	(9.38)	3.79	5.77	15.33	(2.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.7	.6	.1	.2	.1
Ratio of expenses before expense reductions (%)[c]	1.33 **	1.31	1.27	1.30	1.40	1.34
Ratio of expenses after expense reductions (%)[c]	1.09 **	1.10	1.10	1.05	.94	.96
Ratio of net investment income (%)	5.49 **	4.47	3.86	4.52	4.82	5.14
Portfolio turnover rate (%)	26 *	45	56	94	82	62

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 17

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

18 |	Deutsche DWS Variable Series II — DWS High Income VIP

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended  June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche DWS Variable Series II — DWS High Income VIP	| 19

As of June 30, 2023, the Fund had securities on loan, which were classified as exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $7,865,000, including short-term losses ($1,237,000) and long-term losses ($6,628,000), which may be applied against realized net taxable capital gains indefinitely.
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $45,362,028. The net unrealized depreciation for all investments based on tax cost was $2,669,628. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $239,621 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,909,249.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses.  Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and

20 |	Deutsche DWS Variable Series II — DWS High Income VIP

discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of June 30, 2023, is included in the table following the Fund’s Investment Portfolio. For the six months ended June 30, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,235,000 to $1,708,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $30,000.
The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$5,840
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(36,546)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$30,150
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of June 30, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and

Deutsche DWS Variable Series II — DWS High Income VIP	| 21

exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank N.A.	$5,840	$—	$—	$5,840
C.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $11,362,947 and $10,641,968, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.500%
Next $750 million of such net assets	.470%
Next $1.5 billion of such net assets	.450%
Next $2.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Over $12.5 billion of such net assets	.340%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2023 through April 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.70%
Class B	1.09%
For the six months ended June 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$45,499
Class B	1,048
$46,547
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed

22 |	Deutsche DWS Variable Series II — DWS High Income VIP

and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $20,457, of which $3,377 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$195	$67
Class B	48	21
	$243	$88
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2023, the Distribution Service Fee aggregated $1,091, of which $173 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $553, of which $15 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the six months ended June 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $288.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

Deutsche DWS Variable Series II — DWS High Income VIP	| 23

F.
Ownership of the Fund
At June 30, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 88%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 69%, 15% and 15%, respectively.
G.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

24 |	Deutsche DWS Variable Series II — DWS High Income VIP

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

Deutsche DWS Variable Series II — DWS High Income VIP	| 25

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,042.20	$1,041.90
Expenses Paid per $1,000*	$3.54	$5.52
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,021.32	$1,019.39
Expenses Paid per $1,000*	$3.51	$5.46

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.70%	1.09%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

26 |	Deutsche DWS Variable Series II — DWS High Income VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	| 27

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

28 |	Deutsche DWS Variable Series II — DWS High Income VIP

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series II — DWS High Income VIP	| 29

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

30 |	Deutsche DWS Variable Series II — DWS High Income VIP

Notes

VS2HI-3  (R-028385-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS International Growth VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Manager
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
12	Notes to Financial Statements
17	Other Information
18	Information About Your Fund's Expenses
19	Liquidity Risk Management
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 1.32% and 1.66% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30
MSCI All Country World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,328	$11,584	$10,828	$12,047	$17,629
	Average annual total return	13.28%	15.84%	2.69%	3.79%	5.83%
MSCI All Country World ex USA Index	Growth of $10,000	$10,947	$11,272	$12,327	$11,886	$15,902
	Average annual total return	9.47%	12.72%	7.22%	3.52%	4.75%
DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,310	$11,547	$10,734	$11,871	$17,117
	Average annual total return	13.10%	15.47%	2.39%	3.49%	5.52%
MSCI All Country World ex USA Index	Growth of $10,000	$10,947	$11,272	$12,327	$11,886	$15,902
	Average annual total return	9.47%	12.72%	7.22%	3.52%	4.75%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/23	12/31/22
Common Stocks	92%	97%
Cash Equivalents	7%	2%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
Information Technology	21%	21%
Financials	20%	18%
Industrials	18%	19%
Health Care	15%	13%
Consumer Discretionary	8%	8%
Consumer Staples	7%	7%
Communication Services	5%	5%
Energy	4%	5%
Materials	2%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
France	13%	14%
Germany	13%	15%
Switzerland	10%	9%
Japan	9%	9%
United States	8%	8%
Netherlands	8%	6%
Canada	8%	9%
United Kingdom	6%	4%
China	5%	6%
Ireland	4%	4%
Singapore	3%	4%
Uruguay	3%	3%
Sweden	3%	2%
Taiwan	3%	2%
Korea	2%	1%
Hong Kong	1%	2%
Other	1%	2%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Manager
Sebastian P. Werner, PhD, Head of Investment Strategy Equity

4 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolioas of June 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 91.5%
Brazil 0.4%
Pagseguro Digital Ltd. "A"* (Cost $200,174)	7,712	72,801
Canada 7.1%
Agnico Eagle Mines Ltd.	2,798	139,715
Alimentation Couche-Tard, Inc.	6,678	342,432
Brookfield Asset Management Ltd. "A"	4,472	145,967
Brookfield Corp.	19,169	645,357
Canadian National Railway Co.	1,630	197,384
(Cost $792,083)		1,470,855
China 4.7%
Alibaba Group Holding Ltd. (ADR)*	1,801	150,113
ANTA Sports Products Ltd.	9,200	94,352
Meituan "B", 144A*	830	13,008
Minth Group Ltd.	20,870	57,462
Ping An Insurance Group Co. of China Ltd. "H"	51,500	328,645
Tencent Holdings Ltd.	7,700	327,484
(Cost $1,107,646)		971,064
Denmark 0.9%
Novo Nordisk AS "B" (Cost $139,596)	1,100	177,264
France 12.0%
Airbus SE	1,437	207,490
Capgemini SE	1,626	307,779
Cie de Saint-Gobain	2,358	143,394
LVMH Moet Hennessy Louis Vuitton SE	425	400,467
Schneider Electric SE	1,291	234,712
Teleperformance	1,350	226,212
TotalEnergies SE	8,636	497,511
Vinci SA	3,950	459,314
(Cost $1,860,826)		2,476,879
Germany 11.4%
adidas AG	320	62,204
Allianz SE (Registered)	2,037	474,412
Auto1 Group SE 144A*	2,864	26,535
Brenntag SE	1,870	145,937
Deutsche Boerse AG	2,728	503,382
Deutsche Post AG (Registered)	3,078	150,424
Deutsche Telekom AG (Registered)	8,479	184,949
Evonik Industries AG	2,854	54,324
Evotec SE*	5,475	123,283
SAP SE	2,320	317,401
Siemens Healthineers AG 144A	2,039	115,586
TeamViewer SE 144A*	6,350	102,149
	Shares	Value ($)
Wacker Chemie AG	391	53,684
Zalando SE 144A*	1,585	45,672
(Cost $2,460,159)		2,359,942
Hong Kong 1.1%
Techtronic Industries Co., Ltd. (Cost $106,056)	20,097	219,959
Ireland 3.9%
Experian PLC	7,635	292,714
ICON PLC* (a)	926	231,685
Kerry Group PLC "A"	2,776	271,191
(Cost $602,483)		795,590
Japan 8.2%
Anycolor, Inc.*	400	21,644
Daikin Industries Ltd.	1,500	306,557
Fast Retailing Co., Ltd.	990	254,290
Hoya Corp.	2,400	286,446
Keyence Corp.	700	332,657
Lasertec Corp.	400	60,308
MISUMI Group, Inc.	5,611	112,589
Shimadzu Corp.	6,200	191,679
Shiseido Co., Ltd.	2,900	131,232
(Cost $1,172,057)		1,697,402
Korea 1.5%
Samsung Electronics Co., Ltd. (Cost $237,051)	5,537	305,267
Netherlands 7.1%
Adyen NV 144A*	84	145,538
ASML Holding NV	719	522,755
ING Groep NV	18,600	251,067
Koninklijke DSM NV (b)	1,139	122,573
NXP Semiconductors NV (a)	573	117,282
Prosus NV*	1,926	141,218
Universal Music Group NV	7,899	175,440
(Cost $1,202,327)		1,475,873
Norway 0.3%
Mowi ASA (Cost $96,834)	4,273	67,802
Singapore 3.0%
DBS Group Holdings Ltd. (Cost $498,959)	26,800	626,269
Sweden 2.6%
Assa Abloy AB "B"	8,559	205,735
Hexagon AB "B"	11,804	145,498
Spotify Technology SA* (c)	1,099	176,445
(Cost $496,588)		527,678
Switzerland 9.2%
Alcon, Inc.	2,555	210,679
Lonza Group AG (Registered)	1,155	688,505
Nestle SA (Registered)	4,937	593,398
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 5

	Shares	Value ($)
Roche Holding AG (Genusschein)	1,072	326,828
Sportradar Holding AG "A"* (a)	5,484	70,744
(Cost $1,367,061)		1,890,154
Taiwan 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $227,486)	25,000	464,028
United Kingdom 5.5%
AstraZeneca PLC	2,670	381,956
Farfetch Ltd. "A"* (c)	6,137	37,067
Halma PLC	4,777	138,103
Rentokil Initial PLC	71,195	557,000
VTEX "A"* (c)	2,886	13,853
(Cost $1,072,289)		1,127,979
United States 7.6%
EPAM Systems, Inc.*	215	48,321
Marsh & McLennan Companies, Inc.	1,977	371,834
Mastercard, Inc. "A"	614	241,486
NVIDIA Corp.	1,041	440,364
Schlumberger NV	5,900	289,808
Thermo Fisher Scientific, Inc.	345	180,004
(Cost $572,450)		1,571,817
Uruguay 2.8%
Globant SA*	2,568	461,521
MercadoLibre, Inc.*	99	117,275
(Cost $385,205)		578,796
Total Common Stocks (Cost $14,597,330)		18,877,419
	Shares	Value ($)
Preferred Stocks 0.6%
Germany
Sartorius AG (d) (Cost $78,503)	336	116,170
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (e) (f) (Cost $115,595)	115,595	115,595
Cash Equivalents 7.2%
DWS Central Cash Management Government Fund, 5.13% (e) (Cost $1,485,365)	1,485,365	1,485,365

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $16,276,793)	99.8	20,594,549
Other Assets and Liabilities, Net	0.2	43,856
Net Assets	100.0	20,638,405
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (e) (f)
58,500	57,095 (g)	—	—	—	47	—	115,595	115,595
Cash Equivalents 7.2%
DWS Central Cash Management Government Fund, 5.13% (e)
328,851	4,601,867	3,445,353	—	—	25,028	—	1,485,365	1,485,365
387,351	4,658,962	3,445,353	—	—	25,075	—	1,600,960	1,600,960

*	Non-income producing security.
(a)	Listed on the NASDAQ Stock Market, Inc.
(b)	Investment was valued using significant unobservable inputs.
(c)	Listed on the New York Stock Exchange.
(d)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2023 amounted to $113,058, which is 0.5% of net assets.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS International Growth VIP

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$72,801	$—	$—	$72,801
Canada	1,470,855	—	—	1,470,855
China	150,113	820,951	—	971,064
Denmark	—	177,264	—	177,264
France	—	2,476,879	—	2,476,879
Germany	—	2,359,942	—	2,359,942
Hong Kong	—	219,959	—	219,959
Ireland	231,685	563,905	—	795,590
Japan	—	1,697,402	—	1,697,402
Korea	—	305,267	—	305,267
Netherlands	117,282	1,236,018	122,573	1,475,873
Norway	—	67,802	—	67,802
Singapore	—	626,269	—	626,269
Sweden	176,445	351,233	—	527,678
Switzerland	70,744	1,819,410	—	1,890,154
Taiwan	—	464,028	—	464,028
United Kingdom	50,920	1,077,059	—	1,127,979
United States	1,571,817	—	—	1,571,817
Uruguay	578,796	—	—	578,796
Preferred Stocks	—	116,170	—	116,170
Short-Term Investments (a)	1,600,960	—	—	1,600,960
Total	$6,092,418	$14,379,558	$122,573	$20,594,549
During the period ended June 30, 2023, the amount of transfers between Level 2 and Level 3 was $225,953. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 7

Statement of Assets and Liabilities
Statement of Operations

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $14,675,833) — including $113,058 of securities loaned	$18,993,589
Investment in DWS Government & Agency Securities Portfolio (cost $115,595)*	115,595
Investment in DWS Central Cash Management Government Fund (cost $1,485,365)	1,485,365
Cash	1
Foreign currency, at value (cost $132,790)	129,405
Receivable for Fund shares sold	842
Dividends receivable	48,857
Interest receivable	5,662
Foreign taxes recoverable	40,732
Other assets	198
Total assets	20,820,246
Liabilities
Payable upon return of securities loaned	115,595
Payable for Fund shares redeemed	8,211
Accrued management fee	1,683
Accrued Trustees' fees	613
Other accrued expenses and payables	55,739
Total liabilities	181,841
Net assets, at value	$20,638,405
Net Assets Consist of
Distributable earnings (loss)	2,386,827
Paid-in capital	18,251,578
Net assets, at value	$20,638,405
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($20,609,601 ÷ 1,397,585 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.75
Class B
Net Asset Value, offering and redemption price per share ($28,804 ÷ 1,946 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.80

*	Represents collateral on securities loaned.
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $34,207)	$265,960
Non cash dividends	20,062
Income distributions — DWS Central Cash Management Government Fund	25,028
Securities lending income, net of borrower rebates	47
Total income	311,097
Expenses:
Management fee	61,105
Administration fee	9,560
Services to shareholders	365
Record keeping fee (Class B)	8
Distribution service fee (Class B)	35
Custodian fee	5,824
Audit fee	27,861
Legal fees	8,118
Tax fees	3,603
Reports to shareholders	12,730
Registration fees	667
Trustees' fees and expenses	1,358
Other	6,568
Total expenses before expense reductions	137,802
Expense reductions	(47,993)
Total expenses after expense reductions	89,809
Net investment income	221,288
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(628,991)
Foreign currency	(2,012)
(631,003)
Change in net unrealized appreciation (depreciation) on:
Investments	2,799,227
Foreign currency	(127)
2,799,100
Net gain (loss)	2,168,097
Net increase (decrease) in net assets resulting from operations	$2,389,385
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$221,288	$174,319
Net realized gain (loss)	(631,003)	(1,493,374)
Change in net unrealized appreciation (depreciation)	2,799,100	(6,872,703)
Net increase (decrease) in net assets resulting from operations	2,389,385	(8,191,758)
Distributions to shareholders:
Class A	(149,768)	(549,151)
Class B	(139)	(1,661)
Total distributions	(149,907)	(550,812)
Fund share transactions:
Class A
Proceeds from shares sold	2,071,953	9,085,996
Reinvestment of distributions	149,768	549,151
Payments for shares redeemed	(2,976,078)	(4,239,328)
Net increase (decrease) in net assets from Class A share transactions	(754,357)	5,395,819
Class B
Proceeds from shares sold	10,209	9,878
Reinvestment of distributions	139	1,661
Payments for shares redeemed	(10,523)	(63,096)
Net increase (decrease) in net assets from Class B share transactions	(175)	(51,557)
Increase (decrease) in net assets	1,484,946	(3,398,308)
Net assets at beginning of period	19,153,459	22,551,767
Net assets at end of period	$20,638,405	$19,153,459

Other Information
Class A
Shares outstanding at beginning of period	1,457,916	1,193,724
Shares sold	142,465	536,046
Shares issued to shareholders in reinvestment of distributions	10,430	38,864
Shares redeemed	(213,226)	(310,718)
Net increase (decrease) in Class A shares	(60,331)	264,192
Shares outstanding at end of period	1,397,585	1,457,916
Class B
Shares outstanding at beginning of period	1,962	5,576
Shares sold	723	712
Shares issued to shareholders in reinvestment of distributions	10	117
Shares redeemed	(749)	(4,443)
Net increase (decrease) in Class B shares	(16)	(3,614)
Shares outstanding at end of period	1,946	1,962
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 9

Financial Highlights
DWS International Growth VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.12	$18.80	$17.65	$14.64	$11.47	$13.90
Income (loss) from investment operations:
Net investment income[a]	.16	.11	.08	.06	.22	.16
Net realized and unrealized gain (loss)	1.58	(5.45)	1.34	3.17	3.32	(2.46)
Total from investment operations	1.74	(5.34)	1.42	3.23	3.54	(2.30)
Less distributions from:
Net investment income	(.11 )	(.15 )	(.06 )	(.22 )	(.17 )	(.13 )
Net realized gains	—	(.19 )	(.21 )	—	(.20 )	—
Total distributions	(.11 )	(.34 )	(.27 )	(.22 )	(.37 )	(.13 )
Net asset value, end of period	$14.75	$13.12	$18.80	$17.65	$14.64	$11.47
Total Return (%)[b]	13.28 *	(28.51)	8.11	22.69	31.22	(16.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	22	19	18	14
Ratio of expenses before expense reductions (%)[c]	1.40 **	1.32	1.33	1.50	1.64	1.72
Ratio of expenses after expense reductions (%)[c]	.91 **	.92	.90	.87	.86	.81
Ratio of net investment income (%)	2.25 **	.78	.41	.42	1.63	1.21
Portfolio turnover rate (%)	7 *	17	20	10	16	38

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS International Growth VIP

DWS International Growth VIP — Class B
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.15	$18.84	$17.67	$14.66	$11.49	$13.93
Income (loss) from investment operations:
Net investment income[a]	.14	.09	.03	.01	.18	.12
Net realized and unrealized gain (loss)	1.58	(5.48)	1.36	3.18	3.33	(2.46)
Total from investment operations	1.72	(5.39)	1.39	3.19	3.51	(2.34)
Less distributions from:
Net investment income	(.07 )	(.11 )	(.01 )	(.18 )	(.14 )	(.10 )
Net realized gains	—	(.19 )	(.21 )	—	(.20 )	—
Total distributions	(.07 )	(.30 )	(.22 )	(.18 )	(.34 )	(.10 )
Net asset value, end of period	$14.80	$13.15	$18.84	$17.67	$14.66	$11.49
Total Return (%)[b]	13.10 *	(28.71)	7.88	22.29	30.84	(16.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.03	.1	.1	.2	.2
Ratio of expenses before expense reductions (%)[c]	1.86 **	1.66	1.62	1.81	1.95	2.07
Ratio of expenses after expense reductions (%)[c]	1.17 **	1.18	1.17	1.18	1.16	1.06
Ratio of net investment income (%)	1.98 **	.64	.18	.07	1.31	.92
Portfolio turnover rate (%)	7 *	17	20	10	16	38

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which

12 |	Deutsche DWS Variable Series II — DWS International Growth VIP

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended  June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2023, the Fund had securities on loan, which were classified as preferred stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $1,481,000, including short-term losses ($839,000) and long-term losses ($642,000), which may be applied against realized net taxable capital gains indefinitely.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as

Deutsche DWS Variable Series II — DWS International Growth VIP	| 13

components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $16,307,817. The net unrealized appreciation for all investments based on tax cost was $4,286,732. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,463,656 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,176,924.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $1,367,677 and $3,329,834, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2023 through April 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total

14 |	Deutsche DWS Variable Series II — DWS International Growth VIP

annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.91%
Class B	1.17%
For the six months ended June 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$47,897
Class B	96
$47,993
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $9,560, of which $1,620 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$162	$56
Class B	22	7
	$184	$63
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2023, the Distribution Service Fee aggregated $35, of which $6 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $653, of which $15 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At June 30, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61% and 28%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 67% and 33%, respectively.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 15

E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

16 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 17

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,132.80	$1,131.00
Expenses Paid per $1,000*	$4.81	$6.18
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,020.28	$1,018.99
Expenses Paid per $1,000*	$4.56	$5.86

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.91%	1.17%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 19

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

20 |	Deutsche DWS Variable Series II — DWS International Growth VIP

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series II — DWS International Growth VIP	| 21

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes

VS2IG-3  (R-028383-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Growth VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Other Information
17	Information About Your Fund's Expenses
18	Liquidity Risk Management
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2023 is 0.83% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,137	$11,278	$12,408	$11,874	$22,023
	Average annual total return	11.37%	12.78%	7.46%	3.50%	8.21%
Russell 2500 Growth Index	Growth of $10,000	$11,338	$11,858	$12,100	$14,026	$26,852
	Average annual total return	13.38%	18.58%	6.56%	7.00%	10.38%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/23	12/31/22
Common Stocks	98%	96%
Cash Equivalents	2%	4%
Other Investments	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
Industrials	23%	19%
Information Technology	22%	24%
Health Care	21%	22%
Consumer Discretionary	12%	12%
Financials	7%	7%
Energy	5%	6%
Materials	4%	4%
Real Estate	2%	3%
Consumer Staples	2%	2%
Communication Services	2%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Peter Barsa, Senior Portfolio Manager Equity
Michael A. Sesser, CFA, Senior Portfolio Manager Equity

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolioas of June 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 98.4%
Communication Services 1.5%
Diversified Telecommunication Services 0.9%
Iridium Communications, Inc.	7,300	453,476
Entertainment 0.6%
Take-Two Interactive Software, Inc.*	2,174	319,926
Consumer Discretionary 11.9%
Automobile Components 0.8%
Gentherm, Inc.*	7,364	416,140
Diversified Consumer Services 0.6%
Bright Horizons Family Solutions, Inc.*	3,398	314,145
Hotels, Restaurants & Leisure 2.4%
Hilton Grand Vacations, Inc.*	12,491	567,591
Jack in the Box, Inc.	7,229	705,044
		1,272,635
Household Durables 3.5%
Helen of Troy Ltd.*	2,963	320,063
iRobot Corp.*	1,573	71,178
LGI Homes, Inc.*	3,089	416,675
TopBuild Corp.*	3,773	1,003,694
		1,811,610
Leisure Products 1.1%
YETI Holdings, Inc.*	15,522	602,875
Specialty Retail 3.5%
Burlington Stores, Inc.*	2,883	453,755
Camping World Holdings, Inc. "A" (a)	22,907	689,501
National Vision Holdings, Inc.*	7,865	191,041
The Children's Place, Inc.*	4,788	111,129
Valvoline, Inc.	9,900	371,349
		1,816,775
Consumer Staples 2.4%
Consumer Staples Distribution & Retail 2.1%
Casey's General Stores, Inc.	4,371	1,066,000
Household Products 0.3%
Spectrum Brands Holdings, Inc.	2,282	178,110
Energy 4.6%
Oil, Gas & Consumable Fuels
Arch Resources, Inc.	2,200	248,072
Crescent Energy Co. "A" (a)	6,384	66,521
Denbury, Inc.*	7,100	612,446
Kosmos Energy Ltd.*	48,000	287,520
Matador Resources Co.	8,300	434,256
Ovintiv, Inc.	9,711	369,698
Southwestern Energy Co.*	67,176	403,728
		2,422,241
	Shares	Value ($)
Financials 7.3%
Banks 1.7%
Pinnacle Financial Partners, Inc.	5,944	336,728
South State Corp.	3,504	230,563
Synovus Financial Corp.	11,493	347,663
		914,954
Capital Markets 3.2%
FactSet Research Systems, Inc.	1,036	415,074
Lazard Ltd. "A"	12,317	394,144
LPL Financial Holdings, Inc.	2,100	456,603
Moelis & Co. "A"	9,136	414,226
		1,680,047
Financial Services 1.0%
WEX, Inc.*	2,797	509,250
Insurance 1.4%
Kinsale Capital Group, Inc.	1,900	710,980
Health Care 20.5%
Biotechnology 4.5%
Apellis Pharmaceuticals, Inc.*	3,951	359,936
Beam Therapeutics, Inc.*	1,593	50,864
Biohaven, Ltd.*	1,787	42,745
Blueprint Medicines Corp.*	4,684	296,029
Catalyst Pharmaceuticals, Inc.*	7,600	102,144
Halozyme Therapeutics, Inc.*	3,100	111,817
Insmed, Inc.*	6,610	139,471
Kiniksa Pharmaceuticals Ltd. "A"*	8,769	123,468
Neurocrine Biosciences, Inc.*	7,085	668,116
Travere Therapeutics, Inc.*	18,778	288,430
Ultragenyx Pharmaceutical, Inc.*	3,057	141,019
		2,324,039
Health Care Equipment & Supplies 3.7%
Axonics, Inc.*	5,613	283,288
Globus Medical, Inc. "A"*	2,224	132,417
Haemonetics Corp.*	1,353	115,194
Inari Medical, Inc.*	1,600	93,024
Inspire Medical Systems, Inc.*	300	97,392
Masimo Corp.*	1,627	267,723
Merit Medical Systems, Inc.*	4,200	351,288
Omnicell, Inc.*	2,300	169,441
Outset Medical, Inc.*	10,674	233,440
Shockwave Medical, Inc.*	500	142,705
STAAR Surgical Co.*	975	51,256
		1,937,168
Health Care Providers & Services 9.6%
AMN Healthcare Services, Inc.*	13,141	1,433,946
HealthEquity, Inc.*	4,529	285,961
ModivCare, Inc.*	4,799	216,963
Molina Healthcare, Inc.*	2,619	788,947
Option Care Health, Inc.*	18,864	612,891
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 5

	Shares	Value ($)
Privia Health Group, Inc.*	8,600	224,546
RadNet, Inc.*	44,177	1,441,054
		5,004,308
Life Sciences Tools & Services 0.5%
BioLife Solutions, Inc.*	8,451	186,767
OmniAb, Inc.*	13,092	65,853
		252,620
Pharmaceuticals 2.2%
Arvinas, Inc.*	2,000	49,640
Intra-Cellular Therapies, Inc.*	7,000	443,240
Ligand Pharmaceuticals, Inc.*	2,672	192,651
Pacira BioSciences, Inc.*	11,807	473,107
		1,158,638
Industrials 22.5%
Aerospace & Defense 1.4%
HEICO Corp.	4,176	738,901
Building Products 6.6%
Allegion PLC	7,499	900,030
Builders FirstSource, Inc.*	14,396	1,957,856
Masonite International Corp.*	5,705	584,420
		3,442,306
Commercial Services & Supplies 3.4%
MSA Safety, Inc.	2,392	416,112
Tetra Tech, Inc.	3,819	625,323
The Brink's Co.	11,036	748,571
		1,790,006
Construction & Engineering 0.7%
MasTec, Inc.*	3,160	372,785
Electrical Equipment 0.9%
Generac Holdings, Inc.*	1,478	220,414
Thermon Group Holdings, Inc.*	9,149	243,364
		463,778
Machinery 0.8%
IDEX Corp.	1,802	387,898
Professional Services 4.7%
Broadridge Financial Solutions, Inc.	3,982	659,539
Kforce, Inc.	16,725	1,047,988
Maximus, Inc.	8,556	723,068
		2,430,595
Trading Companies & Distributors 4.0%
H&E Equipment Services, Inc.	16,406	750,574
Rush Enterprises, Inc. "A"	16,590	1,007,677
Titan Machinery, Inc.*	11,743	346,419
		2,104,670
Information Technology 21.2%
Communications Equipment 0.9%
Calix, Inc.*	8,844	441,404
	Shares	Value ($)
Electronic Equipment, Instruments & Components 3.5%
Advanced Energy Industries, Inc.	12,629	1,407,502
Cognex Corp.	7,873	441,046
		1,848,548
Semiconductors & Semiconductor Equipment 5.3%
Entegris, Inc.	6,121	678,329
FormFactor, Inc.*	7,627	260,996
Impinj, Inc.*	2,530	226,814
Monolithic Power Systems, Inc.	947	511,598
Semtech Corp.*	7,632	194,311
SiTime Corp.*	4,087	482,143
Ultra Clean Holdings, Inc.*	10,873	418,176
		2,772,367
Software 11.2%
Aspen Technology, Inc.*	3,737	626,359
Dynatrace, Inc.*	7,679	395,238
Envestnet, Inc.*	9,852	584,716
Five9, Inc.*	9,547	787,150
Rapid7, Inc.*	6,849	310,123
Tenable Holdings, Inc.*	12,141	528,740
Tyler Technologies, Inc.*	3,276	1,364,356
Varonis Systems, Inc.*	35,677	950,792
Workiva, Inc.*	3,058	310,876
		5,858,350
Technology Hardware, Storage & Peripherals 0.3%
Super Micro Computer, Inc.*	600	149,550
Materials 4.1%
Construction Materials 2.1%
Eagle Materials, Inc.	5,901	1,100,064
Containers & Packaging 0.9%
Berry Global Group, Inc.	6,828	439,314
Metals & Mining 1.1%
Cleveland-Cliffs, Inc.*	34,787	583,030
Real Estate 2.4%
Diversified REITs 1.0%
Essential Properties Realty Trust, Inc.	21,678	510,300
Industrial REITs 0.7%
EastGroup Properties, Inc.	2,208	383,309
Specialized REITs 0.7%
Four Corners Property Trust, Inc.	13,954	354,432
Total Common Stocks (Cost $32,078,632)		51,337,544
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Other Investments 0.0%
Health Care 0.0%
Life Sciences Tools & Services 0.0%
OmniAb, Inc. $12.50 Earnout* (b) (c)	1,013	0
OmniAb, Inc. $15.00 Earnout* (b) (c)	1,013	0
Total Other Investments (Cost $0)		0
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (d) (e) (Cost $157,800)	157,800	157,800
	Shares	Value ($)
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 5.13% (d) (Cost $867,964)	867,964	867,964

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $33,104,396)	100.4	52,363,308
Other Assets and Liabilities, Net	(0.4)	(220,359)
Net Assets	100.0	52,142,949
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (d) (e)
735,203	—	577,403 (f)	—	—	3,192	—	157,800	157,800
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 5.13% (d)
1,969,280	2,100,894	3,202,210	—	—	26,996	—	867,964	867,964
2,704,483	2,100,894	3,779,613	—	—	30,188	—	1,025,764	1,025,764

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2023 amounted to $155,946, which is 0.3% of net assets.

(b)
Earnout Shares: Will vest based upon the achievement of certain volume-weighted average trading prices (VWAP) for shares of
OmniAb Inc. Earnout Shares are not transferrable until the vesting condition for the applicable tranche of Earnout Shares has been achieved.

(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 7

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$51,337,544	$—	$—	$51,337,544
Other Investments	—	—	0	0
Short-Term Investments (a)	1,025,764	—	—	1,025,764
Total	$52,363,308	$—	$0	$52,363,308

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of Assets and Liabilities
Statement of Operations

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $32,078,632) — including $155,946 of securities loaned	$51,337,544
Investment in DWS Government & Agency Securities Portfolio (cost $157,800)*	157,800
Investment in DWS Central Cash Management Government Fund (cost $867,964)	867,964
Cash	10,000
Receivable for Fund shares sold	130
Dividends receivable	24,248
Interest receivable	3,366
Other assets	218
Total assets	52,401,270
Liabilities
Payable upon return of securities loaned	157,800
Payable for Fund shares redeemed	23,057
Accrued management fee	21,809
Accrued Trustees' fees	411
Other accrued expenses and payables	55,244
Total liabilities	258,321
Net assets, at value	$52,142,949
Net Assets Consist of
Distributable earnings (loss)	19,406,591
Paid-in capital	32,736,358
Net assets, at value	$52,142,949
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($52,142,949 ÷ 4,060,065 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.84

*	Represents collateral on securities loaned.
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Dividends	$197,957
Income distributions — DWS Central Cash Management Government Fund	26,996
Securities lending income, net of borrower rebates	3,192
Total income	228,145
Expenses:
Management fee	136,929
Administration fee	24,149
Services to shareholders	347
Custodian fee	1,026
Audit fee	18,105
Legal fees	7,786
Tax fees	4,158
Reports to shareholders	15,268
Trustees' fees and expenses	2,172
Other	3,700
Total expenses before expense reductions	213,640
Expense reductions	(2,022)
Total expenses after expense reductions	211,618
Net investment income	16,527
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	222,515
Change in net unrealized appreciation (depreciation) on investments	5,238,844
Net gain (loss)	5,461,359
Net increase (decrease) in net assets resulting from operations	$5,477,886
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 9

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income (loss)	$16,527	$(9,665)
Net realized gain (loss)	222,515	1,787,100
Change in net unrealized appreciation (depreciation)	5,238,844	(22,497,726)
Net increase (decrease) in net assets resulting from operations	5,477,886	(20,720,291)
Distributions to shareholders:
Class A	(1,775,349)	(7,059,397)
Fund share transactions:
Class A
Proceeds from shares sold	418,128	1,256,254
Reinvestment of distributions	1,775,349	7,059,397
Payments for shares redeemed	(3,753,342)	(5,846,309)
Net increase (decrease) in net assets from Class A share transactions	(1,559,865)	2,469,342
Increase (decrease) in net assets	2,142,672	(25,310,346)
Net assets at beginning of period	50,000,277	75,310,623
Net assets at end of period	$52,142,949	$50,000,277

Other Information
Class A
Shares outstanding at beginning of period	4,175,946	3,990,886
Shares sold	34,326	83,425
Shares issued to shareholders in reinvestment of distributions	152,521	527,214
Shares redeemed	(302,728)	(425,579)
Net increase (decrease) in Class A shares	(115,881)	185,060
Shares outstanding at end of period	4,060,065	4,175,946
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.97	$18.87	$17.43	$13.66	$12.68	$21.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.00 *	(.00 )*	(.06 )	(.01 )	.01	(.01 )
Net realized and unrealized gain (loss)	1.31	(5.10)	2.43	4.00	2.73	(1.92)
Total from investment operations	1.31	(5.10)	2.37	3.99	2.74	(1.93)
Less distributions from:
Net investment income	(.00 )*	—	(.01 )	(.01 )	—	—
Net realized gains	(.44 )	(1.80)	(.92 )	(.21 )	(1.76)	(7.33)
Total distributions	(.44 )	(1.80)	(.93 )	(.22 )	(1.76)	(7.33)
Net asset value, end of period	$12.84	$11.97	$18.87	$17.43	$13.66	$12.68
Total Return (%)	11.37 b**	(28.02)[b]	13.84	30.18 [b]	22.41 [b]	(13.59)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	50	75	73	64	64
Ratio of expenses before expense reductions (%)[c]	.86 ***	.83	.78	.82	.82	.81
Ratio of expenses after expense reductions (%)[c]	.85 ***	.81	.78	.81	.81	.80
Ratio of net investment income (loss) (%)	.07 ***	(.02 )	(.33 )	(.05 )	.11	(.06 )
Portfolio turnover rate (%)	3 **	11	16	12	10	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 11

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended  June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $33,184,785. The net unrealized appreciation for all investments based on tax cost was $19,178,523. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,495,374 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,316,851.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 13

The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $1,325,304 and $3,524,316, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million of such net assets	.525%
Over $1 billion of such net assets	.500%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.85%.
For the six months ended June 30, 2023, fees waived and/or expenses reimbursed for Class A are $2,022.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $24,149, of which $4,018 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC aggregated $251, of which $80 is unpaid.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $473, of which $126 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the six months ended June 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $180.
D.
Ownership of the Fund
At June 30, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 91%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 15

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A
Beginning Account Value 1/1/23	$1,000.00
Ending Account Value 6/30/23	$1,113.70
Expenses Paid per $1,000*	$4.45
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/23	$1,000.00
Ending Account Value 6/30/23	$1,020.58
Expenses Paid per $1,000*	$4.26

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.85%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 17

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 19

outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 21

Notes

Notes

VS2SMCG-3  (R-028388-12 8/23)

June 30, 2023
Semiannual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Value VIP

Contents
3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
13	Notes to Financial Statements
18	Other Information
19	Information About Your Fund's Expenses
20	Liquidity Risk Management
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance SummaryJune 30, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.87% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended June 30

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,649	$11,075	$15,049	$11,804	$18,710
	Average annual total return	6.49%	10.75%	14.60%	3.37%	6.47%
Russell 2500 Value Index	Growth of $10,000	$10,583	$11,037	$15,639	$12,961	$21,628
	Average annual total return	5.83%	10.37%	16.07%	5.32%	8.02%
DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,632	$11,031	$14,868	$11,585	$18,039
	Average annual total return	6.32%	10.31%	14.14%	2.99%	6.08%
Russell 2500 Value Index	Growth of $10,000	$10,583	$11,037	$15,639	$12,961	$21,628
	Average annual total return	5.83%	10.37%	16.07%	5.32%	8.02%
The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 3

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/23	12/31/22
Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	6/30/23	12/31/22
Financials	21%	21%
Industrials	19%	17%
Consumer Discretionary	12%	12%
Real Estate	10%	12%
Health Care	9%	7%
Information Technology	9%	8%
Materials	6%	6%
Energy	4%	5%
Utilities	4%	5%
Communication Services	3%	4%
Consumer Staples	3%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 5.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Portfolio Management Team
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Arno V. Puskar, Senior Portfolio Manager Equity

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolioas of June 30, 2023 (Unaudited)

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 3.3%
Diversified Telecommunication Services 0.9%
Liberty Latin America Ltd. "A"*	83,215	728,131
Media 2.4%
Interpublic Group of Companies, Inc.	39,760	1,533,941
Nexstar Media Group, Inc.	2,193	365,244
		1,899,185
Consumer Discretionary 11.7%
Automobile Components 2.5%
American Axle & Manufacturing Holdings, Inc.*	63,862	528,138
Lear Corp.	9,816	1,409,087
		1,937,225
Automobiles 0.6%
Winnebago Industries, Inc.	6,930	462,162
Diversified Consumer Services 0.8%
WW International, Inc.*	97,318	653,977
Hotels, Restaurants & Leisure 0.8%
International Game Technology PLC	19,871	633,686
Household Durables 3.5%
Mohawk Industries, Inc.*	7,898	814,758
PulteGroup, Inc.	25,190	1,956,759
		2,771,517
Specialty Retail 1.7%
Foot Locker, Inc.	10,718	290,565
RH*	3,239	1,067,542
		1,358,107
Textiles, Apparel & Luxury Goods 1.8%
Columbia Sportswear Co.	18,579	1,435,042
Consumer Staples 2.8%
Consumer Staples Distribution & Retail 0.5%
Performance Food Group Co.*	6,533	393,548
Food Products 1.9%
B&G Foods, Inc. (a)	38,062	529,823
Cal-Maine Foods, Inc.	6,988	314,460
Darling Ingredients, Inc.*	10,608	676,684
		1,520,967
Household Products 0.4%
Central Garden & Pet Co.*	7,995	309,966
	Shares	Value ($)
Energy 4.0%
Energy Equipment & Services 0.7%
Nabors Industries Ltd.*	2,550	237,226
NexTier Oilfield Solutions, Inc.*	32,324	288,977
		526,203
Oil, Gas & Consumable Fuels 3.3%
Devon Energy Corp.	6,515	314,935
HF Sinclair Corp.	12,253	546,607
Kinetik Holdings, Inc. (a)	12,422	436,509
PDC Energy, Inc.	7,559	537,747
Targa Resources Corp.	6,942	528,286
Vertex Energy, Inc.* (a)	45,735	285,844
		2,649,928
Financials 20.9%
Banks 9.6%
Associated Banc-Corp.	50,702	822,893
BankUnited, Inc.	15,271	329,090
Columbia Banking System, Inc.	13,657	276,964
Eagle Bancorp., Inc.	21,907	463,552
Eastern Bankshares, Inc.	61,996	760,691
First BanCorp.	73,164	894,064
First Financial Corp.	10,968	356,131
First Horizon Corp.	29,685	334,550
Fulton Financial Corp.	21,539	256,745
Hancock Whitney Corp.	23,244	892,105
Hilltop Holdings, Inc.	25,784	811,165
Simmons First National Corp. "A"	30,569	527,315
UMB Financial Corp.	14,217	865,815
		7,591,080
Capital Markets 1.2%
Evercore, Inc. "A"	3,114	384,859
Invesco Ltd.	23,343	392,396
Robinhood Markets, Inc. "A"*	20,979	209,370
		986,625
Consumer Finance 0.9%
Credit Acceptance Corp.* (a)	1,410	716,181
Financial Services 3.2%
A-Mark Precious Metals, Inc.	19,638	735,149
AvidXchange Holdings, Inc.*	71,323	740,333
Voya Financial, Inc.	14,340	1,028,321
		2,503,803
Insurance 5.1%
Assurant, Inc.	9,089	1,142,669
Brown & Brown, Inc.	23,705	1,631,852
Everest Re Group Ltd.	3,840	1,312,743
		4,087,264
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 5

	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITs) 0.9%
Rithm Capital Corp.	74,134	693,153
Health Care 9.1%
Biotechnology 2.5%
EQRx, Inc.*	162,588	302,414
Kiniksa Pharmaceuticals Ltd. "A"*	17,369	244,556
Sage Therapeutics, Inc.*	10,224	480,732
Sana Biotechnology, Inc.* (a)	76,915	458,413
Twist Bioscience Corp.*	22,683	464,094
		1,950,209
Health Care Equipment & Supplies 1.7%
Cue Health, Inc.*	757,180	279,399
ICU Medical, Inc.*	1,845	328,761
Merit Medical Systems, Inc.*	9,064	758,113
		1,366,273
Health Care Providers & Services 2.6%
Chemed Corp.	1,231	666,796
Molina Healthcare, Inc.*	1,292	389,202
NeoGenomics, Inc.*	35,864	576,334
Owens & Minor, Inc.*	22,239	423,431
		2,055,763
Pharmaceuticals 2.3%
Jazz Pharmaceuticals PLC*	4,726	585,882
Ligand Pharmaceuticals, Inc.*	6,006	433,033
Reata Pharmaceuticals, Inc. "A"*	8,166	832,605
		1,851,520
Industrials 19.2%
Aerospace & Defense 1.7%
Huntington Ingalls Industries, Inc.	5,832	1,327,363
Air Freight & Logistics 0.4%
GXO Logistics, Inc.*	5,515	346,452
Building Products 3.6%
Carlisle Companies, Inc.	6,936	1,779,292
Owens Corning	8,057	1,051,439
		2,830,731
Construction & Engineering 1.2%
API Group Corp.*	17,486	476,668
MasTec, Inc.*	4,377	516,355
		993,023
Electrical Equipment 3.8%
Encore Wire Corp.	6,753	1,255,585
EnerSys	15,947	1,730,569
		2,986,154
	Shares	Value ($)
Ground Transportation 1.3%
Knight-Swift Transportation Holdings, Inc.	10,885	604,770
RXO, Inc.*	18,131	411,030
		1,015,800
Machinery 3.6%
Hillenbrand, Inc.	40,752	2,089,763
The Manitowoc Co., Inc.*	42,427	798,900
		2,888,663
Professional Services 2.4%
Jacobs Solutions, Inc.	10,424	1,239,309
ManpowerGroup, Inc.	3,398	269,801
TrueBlue, Inc.*	21,709	384,467
		1,893,577
Trading Companies & Distributors 1.2%
NOW, Inc.*	92,675	960,113
Information Technology 8.3%
Communications Equipment 0.4%
Ciena Corp.*	7,945	337,583
Electronic Equipment, Instruments & Components 3.4%
Avnet, Inc.	33,437	1,686,897
Itron, Inc.*	9,376	676,009
TD SYNNEX Corp.	3,829	359,926
		2,722,832
Semiconductors & Semiconductor Equipment 2.1%
Cirrus Logic, Inc.*	11,969	969,609
Photronics, Inc.*	26,946	694,937
		1,664,546
Software 2.4%
Adeia, Inc.	33,819	372,347
NCR Corp.*	12,880	324,576
Porch Group, Inc.* (a)	191,004	263,586
Verint Systems, Inc.*	26,229	919,589
		1,880,098
Materials 6.1%
Chemicals 1.7%
Avient Corp.	7,871	321,924
Chemours Co.	20,651	761,815
Sensient Technologies Corp.	3,558	253,081
		1,336,820
Containers & Packaging 1.0%
Graphic Packaging Holding Co.	33,885	814,257
Metals & Mining 3.4%
Cleveland-Cliffs, Inc.*	22,180	371,737
Steel Dynamics, Inc.	21,265	2,316,396
		2,688,133
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Real Estate 9.8%
Industrial REITs 3.0%
LXP Industrial Trust	55,263	538,814
Prologis, Inc.	4,142	507,934
STAG Industrial, Inc.	37,056	1,329,569
		2,376,317
Office REITs 0.8%
Highwoods Properties, Inc.	27,146	649,061
Real Estate Management & Development 0.6%
Kennedy-Wilson Holdings, Inc.	28,877	471,562
Residential REITs 1.0%
BRT Apartments Corp. (a)	38,543	763,151
Retail REITs 1.5%
Necessity Retail REIT, Inc.	103,773	701,506
SITE Centers Corp.	38,592	510,186
		1,211,692
Specialized REITs 2.9%
Gaming and Leisure Properties, Inc.	32,113	1,556,196
Iron Mountain, Inc.	8,026	456,037
Safehold, Inc.	14,037	333,098
		2,345,331
Utilities 4.0%
Electric Utilities 2.8%
IDACORP, Inc.	15,434	1,583,529
Otter Tail Corp.	8,068	637,049
		2,220,578
	Shares	Value ($)
Gas Utilities 1.2%
Northwest Natural Holding Co.	9,452	406,909
UGI Corp.	20,014	539,777
		946,686
Total Common Stocks (Cost $67,189,889)		78,752,038
Securities Lending Collateral 3.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (b) (c) (Cost $2,369,873)	2,369,873	2,369,873
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 5.13% (b) (Cost $625,967)	625,967	625,967

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $70,185,729)	103.0	81,747,878
Other Assets and Liabilities, Net	(3.0)	(2,361,059)
Net Assets	100.0	79,386,819
A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2023	Value ($) at 6/30/2023
Securities Lending Collateral 3.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.03% (b) (c)
2,566,790	—	196,917 (d)	—	—	15,935	—	2,369,873	2,369,873
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 5.13% (b)
—	6,566,523	5,940,556	—	—	20,366	—	625,967	625,967
2,566,790	6,566,523	6,137,473	—	—	36,301	—	2,995,840	2,995,840

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2023 amounted to $2,304,410, which is 2.9% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 7

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$78,752,038	$—	$—	$78,752,038
Short-Term Investments (a)	2,995,840	—	—	2,995,840
Total	$81,747,878	$—	$—	$81,747,878

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of Assets and Liabilities
Statement of Operations

as of June 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $67,189,889) — including $2,304,410 of securities loaned	$78,752,038
Investment in DWS Government & Agency Securities Portfolio (cost $2,369,873)*	2,369,873
Investment in DWS Central Cash Management Government Fund (cost $625,967)	625,967
Receivable for Fund shares sold	32,902
Dividends receivable	117,492
Interest receivable	3,165
Other assets	832
Total assets	81,902,269
Liabilities
Payable upon return of securities loaned	2,369,873
Payable for Fund shares redeemed	41,657
Accrued management fee	37,368
Accrued Trustees' fees	1,397
Other accrued expenses and payables	65,155
Total liabilities	2,515,450
Net assets, at value	$79,386,819
Net Assets Consist of
Distributable earnings (loss)	13,781,689
Paid-in capital	65,605,130
Net assets, at value	$79,386,819
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($63,779,700 ÷ 4,965,473 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.84
Class B
Net Asset Value, offering and redemption price per share ($15,607,119 ÷ 1,213,181 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.86

*	Represents collateral on securities loaned.
for the six months ended June 30, 2023 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $926)	$812,714
Non cash dividends	150,875
Income distributions — DWS Central Cash Management Government Fund	20,366
Securities lending income, net of borrower rebates	19,276
Total income	1,003,231
Expenses:
Management fee	258,733
Administration fee	38,611
Services to shareholders	1,160
Record keeping fee (Class B)	8,813
Distribution service fee (Class B)	19,614
Custodian fee	1,328
Professional fees	25,576
Reports to shareholders	16,262
Trustees' fees and expenses	2,716
Other	5,027
Total expenses before expense reductions	377,840
Expense reductions	(26,641)
Total expenses after expense reductions	351,199
Net investment income	652,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,693,696
Change in net unrealized appreciation (depreciation) on investments	2,639,249
Net gain (loss)	4,332,945
Net increase (decrease) in net assets resulting from operations	$4,984,977
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 9

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$652,032	$936,675
Net realized gain (loss)	1,693,696	3,139,256
Change in net unrealized appreciation (depreciation)	2,639,249	(20,152,339)
Net increase (decrease) in net assets resulting from operations	4,984,977	(16,076,408)
Distributions to shareholders:
Class A	(3,252,643)	(1,631,110)
Class B	(744,290)	(353,137)
Total distributions	(3,996,933)	(1,984,247)
Fund share transactions:
Class A
Proceeds from shares sold	1,171,673	3,556,679
Reinvestment of distributions	3,252,643	1,631,110
Payments for shares redeemed	(5,051,375)	(8,973,908)
Net increase (decrease) in net assets from Class A share transactions	(627,059)	(3,786,119)
Class B
Proceeds from shares sold	549,324	1,142,137
Reinvestment of distributions	744,290	353,137
Payments for shares redeemed	(1,505,238)	(3,381,561)
Net increase (decrease) in net assets from Class B share transactions	(211,624)	(1,886,287)
Increase (decrease) in net assets	149,361	(23,733,061)
Net assets at beginning of period	79,237,458	102,970,519
Net assets at end of period	$79,386,819	$79,237,458

Other Information
Class A
Shares outstanding at beginning of period	5,000,004	5,282,801
Shares sold	90,557	260,559
Shares issued to shareholders in reinvestment of distributions	271,506	119,671
Shares redeemed	(396,594)	(663,027)
Net increase (decrease) in Class A shares	(34,531)	(282,797)
Shares outstanding at end of period	4,965,473	5,000,004
Class B
Shares outstanding at beginning of period	1,226,929	1,372,395
Shares sold	42,514	83,227
Shares issued to shareholders in reinvestment of distributions	61,972	25,852
Shares redeemed	(118,234)	(254,545)
Net increase (decrease) in Class B shares	(13,748)	(145,466)
Shares outstanding at end of period	1,213,181	1,226,929
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$12.73	$15.47	$12.00	$13.83	$12.21	$17.88
Income (loss) from investment operations:
Net investment income[a]	.11	.15	.11	.16	.18	.10
Net realized and unrealized gain (loss)	.66	(2.57)	3.54	(.90 )	2.53 [b]	(2.47)
Total from investment operations	.77	(2.42)	3.65	(.74 )	2.71	(2.37)
Less distributions from:
Net investment income	(.15 )	(.12 )	(.18 )	(.16 )	(.10 )	(.24 )
Net realized gains	(.51 )	(.20 )	—	(.93 )	(.99 )	(3.06)
Total distributions	(.66 )	(.32 )	(.18 )	(1.09)	(1.09)	(3.30)
Net asset value, end of period	$12.84	$12.73	$15.47	$12.00	$13.83	$12.21
Total Return (%)[c]	6.49 *	(15.80)	30.50	(1.80)	22.76 [b]	(16.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	64	82	70	78	70
Ratio of expenses before expense reductions (%)[d]	.88 **	.87	.85	.88	.88	.87
Ratio of expenses after expense reductions (%)[d]	.81 **	.83	.83	.82	.83	.81
Ratio of net investment income (%)	1.71 **	1.14	.76	1.57	1.35	.65
Portfolio turnover rate (%)	13 *	33	32	43	55	64

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 11

DWS Small Mid Cap Value VIP — Class B
	Six Months Ended 6/30/23	Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$12.72	$15.46	$11.99	$13.82	$12.20	$17.86
Income (loss) from investment operations:
Net investment income[a]	.09	.10	.06	.13	.13	.05
Net realized and unrealized gain (loss)	.67	(2.58)	3.53	(.90 )	2.53 [b]	(2.48)
Total from investment operations	.76	(2.48)	3.59	(.77 )	2.66	(2.43)
Less distributions from:
Net investment income	(.11 )	(.06 )	(.12 )	(.13 )	(.05 )	(.17 )
Net realized gains	(.51 )	(.20 )	—	(.93 )	(.99 )	(3.06)
Total distributions	(.62 )	(.26 )	(.12 )	(1.06)	(1.04)	(3.23)
Net asset value, end of period	$12.86	$12.72	$15.46	$11.99	$13.82	$12.20
Total Return (%)[c]	6.32 *	(16.14)	30.04	(2.18)	22.32 [b]	(16.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	21	17	17	15
Ratio of expenses before expense reductions (%)[d]	1.24 **	1.24	1.22	1.25	1.25	1.24
Ratio of expenses after expense reductions (%)[d]	1.18 **	1.20	1.20	1.19	1.19	1.16
Ratio of net investment income (%)	1.35 **	.77	.40	1.21	.99	.30
Portfolio turnover rate (%)	13 *	33	32	43	55	64

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 13

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended  June 30, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of June 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At June 30, 2023, the aggregate cost of investments for federal income tax purposes was $70,311,670. The net unrealized appreciation for all investments based on tax cost was $11,436,208. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,397,903 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $6,961,695.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the six months ended June 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $10,554,134 and $14,814,108, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.650%
Next $750 million of such net assets	.620%
Next $1.5 billion of such net assets	.600%
Next $2.5 billion of such net assets	.580%
Next $2.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.540%
Next $2.5 billion of such net assets	.530%
Over $12.5 billion of such net assets	.520%
Accordingly, for the six months ended June 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2023 through April 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.81%
Class B	1.18%

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 15

For the six months ended June 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$21,478
Class B	5,163
$26,641
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2023, the Administration Fee was $38,611, of which $6,225 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2023
Class A	$446	$146
Class B	352	120
	$798	$266
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2023, the Distribution Service Fee aggregated $19,614, of which $3,179 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended June 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $653, of which $15 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At June 30, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 66% and 10%, respectively. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 25%, 19%, 17% and 16%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP
the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2023.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 17

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2023 to June 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,064.90	$1,063.20
Expenses Paid per $1,000*	$4.15	$6.04
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/23	$1,000.00	$1,000.00
Ending Account Value 6/30/23	$1,020.78	$1,018.94
Expenses Paid per $1,000*	$4.06	$5.91

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.81%	1.18%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 19

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 21

outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes to the Fund’s strategy to permit the expanded use of derivatives. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

22 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 23

VS2SMCV-3  (R-028381-12 8/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/15/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/15/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/15/2023